THE INCOME FUND OF AMERICA, INC.
                                   Part B

                      Statement of Additional Information
                                OCTOBER 1, 1998
                            (as amended January 1, 1999)

 This document is not a prospectus but should be read in conjunction with the current Prospectus of The Income Fund of America, Inc. (the fund or IFA) dated October 1, 1998. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        THE INCOME FUND OF AMERICA, INC.
                            ATTENTION:  SECRETARY
                          ONE MARKET, STEUART TOWER
                               P.O. BOX 7650
                          SAN FRANCISCO, CA  94120

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                              Table of Contents
     Item                                                           Page No.
CERTAIN INVESTMENT LIMITATIONS                                        2
DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES           3
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                      8
FUND ORGANIZATION AND VOTING RIGHTS                                   10
FUND OFFICERS AND DIRECTORS                                           11
MANAGEMENT                                                            15
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                            18
PURCHASE OF SHARES                                                    21
SELLING SHARES                                                        28
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                           29
EXECUTION OF PORTFOLIO TRANSACTIONS                                   32
GENERAL INFORMATION                                                   32
INVESTMENT RESULTS AND RELATED STATISTICS                             34
DESCRIPTION OF BOND RATINGS                                           39
FINANCIAL STATEMENTS                                                ATTACHED


                         CERTAIN INVESTMENT LIMITATIONS

 The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

 OBJECTIVE

- The fund will invest at least 65% of its assets in income producing securities.

 EQUITY SECURITIES

- The fund will generally invest at least 60% of its assets in equity securities. However, at times the fund may be substantially invested in equity or fixed-income securities (i.e., more than 60%) or may be solely invested in equity or fixed-income securities (i.e., 100%).

 DEBT SECURITIES

- The fund may invest up to 20% of its assets in straight debt securities rated below BBB/Baa or unrated but determined to be of equivalent quality.

- The fund may invest up to 25% of its assets in straight debt securities, including those with equity conversion or purchase rights rated below BBB/Baa or unrated but determined to be of equivalent quality.

- The fund may invest up to 11/2% of its assets in inverse floating rate notes.

- The fund may invest up to 5% of its assets in reinsurance related notes and bonds.

 SECURITIES OF ISSUERS DOMICILED OUTSIDE THE U.S.

- The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

- The fund may invest up to 10% of its assets in fixed-income securities of issuers domiciled outside the U.S. (must be U.S. dollar denominated).

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

 The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions. The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."

 EQUITY SECURITIES - The fund will invest in equity securities. Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. Smaller capitalization stocks purchased by the fund may involve large price swings and potential for loss.

 INVESTING IN SMALLER CAPITALIZATION STOCKS The fund may invest from time to time in the stocks of smaller companies (typically companies with market capitalizations of less than $1.2 billion at the time of purchase). Capital Research and Management Company believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities or larger capitalization companies.

 DEBT SECURITIES - The fund will invest in debt securities. Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

 The fund may invest up to 20% of its assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. The 20% limit shall not apply to debt securities that have equity conversion or purchase rights. In addition, the fund has no current intention of holding more than 25% of its assets in high-yield, high-risk bonds, INCLUDING those that have equity conversion or purchase rights. The fund's high-yield, high-risk securities may be rated as low as Ca by Moody's or CC by S&P which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See "Description of Bond Ratings" for a complete description of the bond ratings.

 Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below.
Sensitivity to Interest Rate and Economic Changes - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

Payment Expectations - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 The fund's investment adviser, Capital Research and Management Company, attempts to reduce the fund's risks through diversification of the portfolio by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so.

 SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate like the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

 Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

 INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.

 Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

 REINSURANCE RELATED NOTES AND BONDS - The fund may invest up to 5% of its assets in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, the reinsurance company would not be required to repay all or a portion of the principal value of the notes or bonds if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company.
These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

 INVERSE FLOATING RATE NOTES - The fund may invest to a very limited extent (no more than 11/2% of its assets) in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in the instruments' interest rates. Therefore, these securities have a greater degree of volatility than other types of interest-bearing securities.

 SECURITIES SUBJECT TO RESTRICTIONS ON RESALE - The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

 PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

 "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

 Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

 "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

 "Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

 "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

 Although the fund has no current intention to do so (at least during the next 12 months) the fund may also invest in real estate investment conduits which are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages
(IOs) and others may only receive the principal payments (POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages which will substantially reduce or eliminate interest payments. The fund does not intend to invest more than 5% of its assets in IOs and POs.

 U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

 Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

 The fund may invest in notes and bonds issued by the U.S. Treasury and federal agencies whose interest payments vary with the rate of inflation.

  SECURITIES OF ISSUERS DOMICILED OUTSIDE THE U.S. - The fund may invest in securities of issuers domiciled outside the U.S. Up to 15% of the fund's assets may be invested in equity-type securities of non-U.S. issuers which are not included in the Standard & Poor's 500 Composite Index, and up to 10% may be invested in debt securities of non-U.S. issuers payable in U.S. dollars. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: currency controls, fluctuating currency values; differing accounting, auditing and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

 The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

 Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund may bear certain expenses in connection with currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

 CASH AND CASH EQUIVALENTS - The fund may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature at the time of purchase, or that may be redeemed, in one year or less.

 CURRENCY TRANSACTIONS - The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

 Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

 FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which consist of the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.
                            -          -          -


 PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. Under normal circumstances, it is anticipated that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.

The fund may not:

 1. Act as underwriter of securities issued by other persons.

 2. Invest more than 10% of the value of its total assets in securities that are illiquid.

 3. Borrow amounts in excess of 5% of its gross assets taken at cost or market value, whichever is lower, determined at the time of borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes; or pledge, mortgage, or hypothecate its assets taken at market value to any extent greater than 15% of its gross assets taken at cost or market value, whichever is lower, at the time of such action.

 4. Purchase real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or purchase oil, gas, or other mineral leases.

 5. Purchase or deal in commodities or commodity contracts.

 6. Make loans to other persons, except by making time or demand deposits with banks or by purchasing a portion of an issue (not prohibited by any investment restriction set forth herein) of bonds, debentures, commercial paper or other debt securities at original issue or otherwise.

 7. Purchase securities of any company for the purpose of exercising control or management.

 8. Purchase securities of any other managed investment company.

 9. Purchase any securities on "margin", except that it may obtain such short-term credit as may be necessary for the clearance of purchases of securities.

 10. Sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

 11. Purchase or sell puts, calls, straddles, or spreads, but this restriction shall not prevent the purchase or sale of rights represented by warrants or convertible securities.

 12. Purchase any securities of any issuer, except the U.S. Government (or its instrumentalities), if immediately after and as a result of such investment (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund, or (2) the fund shall own more than 10% of the outstanding voting securities of such issuer, provided that this restriction shall apply only as to 75% of the fund's total assets.

 13. Purchase any securities (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such purchase 25% or more of the market value of the total assets of the fund would be invested in securities of companies in any one industry.

 14. Purchase securities of companies (other than real estate investment trusts) which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the fund's total assets to be invested in the securities of such companies.

 For purposes of Investment Restriction #2, restricted securities are treated as illiquid by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. In addition, the fund may not invest more than 15% of the value of its net assets in securities that are illiquid. Notwithstanding Investment Restriction #8, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors pursuant to an exemptive order granted by the Securities and Exchange Commission. In addition, the fund may not issue senior securities.

                      FUND ORGANIZATION AND VOTING RIGHTS

 The fund is an open-end, diversified management investment company. It was organized as a Delaware corporation on March 8, 1969 and reorganized as a Maryland corporation on December 16, 1983.

 All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

 The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

                          FUND OFFICERS AND DIRECTORS
                    DIRECTORS AND DIRECTOR COMPENSATION


NAME,          POSITION         PRINCIPAL            AGGREGATE               TOTAL                   TOTAL
ADDRESS        WITH             OCCUPATION(S)        COMPENSATION            COMPENSATION            NUMBER
AND AGE        REGISTRANT       DURING PAST          (INCLUDING              (INCLUDING              OF FUND
                                5 YEARS              VOLUNTARILY             VOLUNTARILY             BOARDS
                                (POSITIONS           DEFERRED                DEFERRED                ON WHICH
                                WITHIN THE           COMPENSATION/1/)        COMPENSATION/1/)        DIRECTOR
                                ORGANIZATIONS        FROM THE FUND           FROM ALL FUNDS          SERVES/3/
                                LISTED MAY           DURING FISCAL           MANAGED BY
                                HAVE                 YEAR ENDED              CAPITAL RESEARCH
                                CHANGED              7/31/98                 AND
                                DURING THIS                                  MANAGEMENT
                                PERIOD)                                      COMPANY OR ITS
                                                                             AFFILIATES/2/
                                                                             FOR THE YEAR
                                                                             ENDED 7/31/98

Robert         Director         President and        $ 20,800/4/             $101,117/4/             6
A. Fox                          Chief
P.O. Box                        Executive
457                             Officer,
1000                            Foster Farms
Davis
Street
Livingston, CA
95334
Age: 61

Roberta        Director         Consultant;          $ 21,067                $ 63,517                4
L.                              Rear Admiral,
Hazard                          United
1419                            States Navy
Audmar                          (Retired)
Drive
McLean,
VA 22101
Age: 63

Leonade        Director         Former               $ 20,800/4/             $94,567/4/              6
D. Jones                        Treasurer,
1536 Los                        The
Montes                          Washington
Drive                           Post Company
Burlingame, CA
94010
Age: 50

John G.        Director         The IBJ              $ 21,900/4/             $166,600/4/             7
McDonald                        Professor of
Stanford                        Finance,
University                      Graduate
Stanford, CA                    School of
94305                           Business,
Age: 61                         Stanford
                                University

+Janet         President        Director,            None/5/                 None/5/                 1
A.             and              Capital
McKinley       Director         Research and
630                             Management
Fifth                           Company;
Avenue                          Senior Vice
New                             President,
York, NY                        Capital
10111                           Research
Age: 43                         Company

+James         Director         Senior               None/5/                 None/5/                 8
W.                              Partner, The
Ratzlaff                        Capital Group
333                             Partners L.P.
South
Hope
Street
Los
Angeles,
CA
90071
Age: 62

Henry E.       Director         President,           $ 21,700/4/             $81,033/4/              5
Riggs                           Keck Graduate
1263                            Institute of
North                           Applied Life
Dartmouth                       Sciences;
Claremont, CA                    former
91711                           President and
Age: 63                         Professor of
                                Engineering,
                                Harvey Mudd
                                College

+Walter        Chairman         Chairman,            None/5/                 None/5/                 5
P. Stern       of               Capital Group
630            the Board        International, Inc.; Vice
Fifth                           Chairman,
Avenue                          Capital
New                             Research
York, NY                        International;
10111                           Chairman,
Age: 70                         Capital
                                International, Inc.;
                                Director,
                                Temple-Inland
                                Inc. (forest
                                products)

Patricia       Director         Private              $ 21,700                $ 98,450                6
K. Woolf                        investor;
506                             Lecturer,
Quaker                          Department of
Road                            Molecular
Princeton, NJ                    Biology,
08540                           Princeton
Age: 64                         University;
                                Corporate
                                Director




+ "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments whose shareholders are limited to
(i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
(iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating directors are as follows: Robert A. Fox ($183,375), Leonade D. Jones ($70,633), John G. McDonald ($102,562) and Henry E. Riggs ($130,523). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the director.

/5/ Janet A. McKinley, James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                  OFFICERS


NAME AND ADDRESS                      AGE        POSITION(S) HELD        PRINCIPAL OCCUPATION(S) DURING
                                                 WITH REGISTRANT         PAST 5 YEARS (POSITIONS WITHIN
                                                                         THE ORGANIZATIONS MAY HAVE
                                                                         CHANGED DURING THIS PERIOD)

Walter P. Stern
(see above)

Janet A. McKinley
(see above)

Stephen E. Bepler                     57         Senior Vice             Senior Vice President, Capital
630 Fifth Avenue                                 President               Research Company
New York, NY 10111

Abner D. Goldstine                    68         Senior Vice             Senior Vice President and
11100 Santa Monica Boulevard                     President               Director, Capital Research and
Los Angeles, CA 90025                                                    Management Company

Paul G. Haaga, Jr.                    49         Senior Vice             Executive Vice President and
333 South Hope Street                            President               Director, Capital Research and
Los Angeles, CA 90071                                                    Management Company; Director,
                                                                         American Funds Service Company;
                                                                         Director, American Funds
                                                                         Distributors, Inc.

Dina N. Perry                         58         Senior Vice             Senior Vice President, Capital
3000 K Street, N.W.                              President               Research and Management Company
Washington, D.C.  20007

Hilda L. Applbaum                     37         Vice President          Vice President, Capital Research
P.O. Box 7650                                                            Company
San Francisco, CA 94120

David C. Barclay                      42         Vice President          Senior Vice President, Capital
11100 Santa Monica Boulevard                                             Research Company
Los Angeles, CA  90025

Darcy B. Kopcho                       44         Vice President          Executive Vice President and
333 South Hope Street                                                    Research Director, Capital
Los Angeles, CA 90071                                                    Research Company

John H. Smet                          42         Vice President          Director, Capital Research Company;
11100 Santa Monica Boulevard                                             Vice President, Capital Research
Los Angeles, CA  90025                                                   and Management Company

Patrick F. Quan                       40         Secretary               Vice President - Fund Business
P.O. Box 7650                                                            Management Group, Capital
San Francisco, CA 94120                                                  Research and Management Company

Anthony W. Hynes, Jr.                 35         Treasurer               Vice President - Fund Business
135 South State College Blvd.                                            Management Group, Capital
Brea, CA 92821                                                           Research and Management Company

R. Marcia Gould                       44         Assistant               Vice President - Fund Business
135 South State College                          Treasurer               Management Group, Capital
Boulevard                                                                Research and Management Company
Brea, CA 92821



 All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $18,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors who are not affiliated with the Investment Adviser. As of July 31, 1998 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated January 1, 1994, and approved by the shareholders on December 14, 1993, was amended by the Board of Directors effective on November 1, 1997 and on January 1, 1999. Its renewal was approved by the unanimous vote of the Board of Directors of the fund on December 9, 1998. The Agreement will be in effect until the close of business on December 31, 1999 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses for the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.25% on the first $500 million of the fund's net assets, 0.23% on net assets in excess of $500 million but not exceeding $1 billion, 0.21% on net assets in excess of $1 billion but not exceeding $1.5 billion, 0.19% on net assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.17% on net assets in excess of $2.5 billion but not exceeding $4 billion, 0.16% on net assets in excess of $4 billion but not exceeding $6.5 billion, 0.15% on net assets in excess of $6.5% billion but not exceeding $10.5 billion, 0.145% on net assets in excess of $10.5 billion but not exceeding $17 billion, 0.14% on net assets in excess of $17 billion but not exceeding $27.5 billion, and 0.135% on net assets in excess of $27.5 billion, plus 2.25% of the fund's gross investment income for the preceding month. Assuming net assets of $22 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.22%, 0.25%, 0.27%, 0.29%, 0.31% and 0.34% of net assets, respectively. In connection with the approval of the Agreement by the fund's Board of Directors, the Investment Adviser has agreed to waive any fees to the extent they would exceed those payable under the rate structure contained in its previous agreement. The fee structure referenced above is lower than that in the previous agreement except in the event that the fund's net assets were to fall below $8 billion when fees are equal to, or higher than, that in the previous agreement.

 The Agreement provides for a management fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 For the fiscal year ended July 31, 1998, the Investment Adviser received $32,836,000 for the basic management fee (based on a percentage of the net assets of the fund as expressed above) plus $24,813,000 (based on a percentage of the fund's gross income as expressed above), for a total fee of $57,649,000. For the fiscal years ended July 31, 1997 and 1996, management fees paid by the fund amounted to $47,820,000 and $42,065,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. Thecontingent deferred Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended July 31, 1998 amounted to $17,111,000 after allowance of $82,972,000 to dealers. During the fiscal years ended 1997 and 1996, the Principal Underwriter received $10,140,000 and $11,114,000, after allowance of $49,612,000 and $56,184,000 to dealers, respectively.

 As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, or a community foundation).

 Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended July 31, 1998, the fund paid or accrued $49,269,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of, a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

  If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent the fund's income is derived from dividends (which if received directly would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 Income and dividends received by the fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of the fund is expected to consist of securities of foreign issuers, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate generally applicable to net capital gains on assets held more than one year is 20%, and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.



                               PURCHASE OF SHARES

METHOD                     INITIAL INVESTMENT                     ADDITIONAL INVESTMENTS

                           See "Investment Minimums and Fund      $50 minimum (except where a lower
                           Numbers" for initial investment        minimum is noted under "Investment
                           minimums.                              Minimums and Fund Numbers").

By contacting              Visit any investment dealer who        Mail directly to your investment
your                       is registered in the state where       dealer's address printed on your
investment                 the purchase is made and who has       account statement.
dealer                     a sales agreement with American
                           Funds Distributors.

By mail                    Make your check payable to the         Fill out the account additions form
                           fund and mail to the address           at the bottom of a recent account
                           indicated on the account               statement, make your check payable
                           application.  Please indicate an       to the fund, write your account
                           investment dealer on the account       number on your check, and mail the
                           application.                           check and form in the envelope
                                                                  provided with your account
                                                                  statement.

By telephone               Please contact your investment         Complete the "Investments by Phone"
                           dealer to open account, then           section on the account application
                           follow the procedures for              or American FundsLink Authorization
                           additional investments.                Form.  Once you establish the
                                                                  privilege, you, your financial
                                                                  advisor or any person with your
                                                                  account information can call
                                                                  American FundsLine(r) and make
                                                                  investments by telephone (subject
                                                                  to conditions noted in "Telephone
                                                                  and Computer Purchases, Redemptions
                                                                  and Exchanges" below).

By computer                Please contact your investment         Complete the American FundsLink
                           dealer to open account, then           Authorization Form.  Once you
                           follow the procedures for              establish the privilege, you, your
                           additional investments.                financial advisor or any person
                                                                  with your account information may
                                                                  access American FundsLine
                                                                  Online(sm) on the Internet and make
                                                                  investments by computer (subject to
                                                                  conditions noted in "Telephone and
                                                                  Computer

By wire                    Call 800/421-0180 to obtain your       Your bank should wire your
                           account number(s), if necessary.       additional investments in the same
                           Please indicate an investment          manner as described under "Initial
                           dealer on the account.  Instruct       Investment."
                           your bank to wire funds to:
                           Wells Fargo Bank
                           155 Fifth Street
                           Sixth Floor
                           San Francisco, CA 94106
                           (ABA #121000248)
                           For credit to the account of:
                           American Funds Service Company
                           a/c #4600-076178
                           (fund name)
                           (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                                        MINIMUM              FUND
                                                                            INITIAL              NUMBER
                                                                            INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                               $1,000               02

American Balanced Fund(r)                                                   500                  11

American Mutual Fund(r)                                                     250                  03

Capital Income Builder(r)                                                   1,000                12

Capital World Growth and Income Fund(sm)                                    1,000                33

EuroPacific Growth Fund(r)                                                  250                  16

Fundamental Investors(sm)                                                   250                  10

The Growth Fund of America(r)                                               1,000                05

The Income Fund of America(r)                                               1,000                06

The Investment Company of America(r)                                        250                  04

The New Economy Fund(r)                                                     1,000                14

New Perspective Fund(r)                                                     250                  07

SMALLCAP World Fund(r)                                                      1,000                35

Washington Mutual Investors Fund(sm)                                        250                  01

BOND FUNDS

American High-Income Municipal Bond Fund(r)                                 1,000                40

American High-Income Trust(sm)                                              1,000                21

The Bond Fund of America(sm)                                                1,000                08

Capital World Bond Fund(r)                                                  1,000                31

Intermediate Bond Fund of America(sm)                                       1,000                23

Limited Term Tax-Exempt Bond Fund of America(sm)                            1,000                43

The Tax-Exempt Bond Fund of America(r)                                      1,000                19

The Tax-Exempt Fund of California(r)*                                       1,000                20

The Tax-Exempt Fund of Maryland(r)*                                         1,000                24

The Tax-Exempt Fund of Virginia(r)*                                         1,000                25

U.S. Government Securities Fund(sm)                                         1,000                22

MONEY MARKET FUNDS

The Cash Management Trust of America(r)                                     2,500                09

The Tax-Exempt Money Fund of America(sm)                                    2,500                39

The U.S. Treasury Money Fund of America(sm)                                 2,500                49

___________
*Available only in certain states.

 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

 SALES CHARGES - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE                     SALES CHARGE AS                DEALER
AT THE OFFERING PRICE                  PERCENTAGE OF THE:                CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                       NET AMOUNT    OFFERING
                                       INVESTED      PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                      6.10%         5.75%        5.00%

$50,000 but less than $100,000         4.71          4.50         3.75

BOND FUNDS

Less than $25,000                      4.99          4.75         4.00

$25,000 but less than $50,000          4.71          4.50         3.75

$50,000 but less than $100,000         4.17          4.00         3.25

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than $250,000        3.63          3.50         2.75

$250,000 but less than $500,000        2.56          2.50         2.00

$500,000 but less than                 2.04          2.00         1.60
$1,000,000

$1,000,000 or more                     none          none         (see below)


 PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

 In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5) insurance company separate accounts;

(6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

 DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

 REDUCING YOUR SALES CHARGE - You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will pay to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 RIGHT OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

 PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by Capital Research and Management Company are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board; the fair value of all other assets is added to the value of securities at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell fund shares directly, indirectly, or through a unit investment trust to any other investment company, or to any person or entity, where, after the sale, such investment company, person, or entity would own beneficially, directly, indirectly, or through a unit investment trust, more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.

                                 SELLING SHARES

 Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)
- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY
- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:
-- Over $50,000;
-- Made payable to someone other than the registered shareholder(s); or -- Sent to an address that has not been used with the account for at least 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(SM)

- Redemptions by telephone or fax (including American FundsLine(r) and American FundsLine OnLine(sm)) are limited to $50,000 per shareholder each day.

- Checks must be made payable to the registered shareholder(s).

- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

- You may establish check writing privileges (use the money market funds application)

-- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

 Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

 The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

 You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

 CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59-1/2; for tax-free returns of excess contributions to IRAs; and, for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your account cannot be debited due to insufficient funds, a stop-payment, or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to American Funds Service Company.

 AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

 EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) or American FundsLine OnLine(sm) (see "American FundsLine(r) and American FundsLine OnLine(sm)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund, or (b) the originating fund's balance must be at least $5000 and the receiving fund's minimum must be met within one year.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

 AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) or American FundsLine OnLine(sm). To use this service, call 800/325-3590 from a TouchTonet telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(sm) are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

 TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(r)) or computer (including American FundsLine OnLine(sm)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

 SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

 REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 Brokerage commissions paid on portfolio transactions during the fiscal years ended July 31, 1998, 1997 and 1996, amounted to $6,212,000, $9,637,000 and
$7,865,000, respectively.

 The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J.P. Morgan & Co. Inc. was among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of J.P. Morgan & Co. Inc. in the amount of $81,900,000 as of the close of its most recent fiscal year.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. The Custodian may hold non-U.S. securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

 TRANSFER AGENT - American Funds Service Company, a wholly-owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $8,974,000 for the fiscal year ended July 31, 1998.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on July 31. It provides shareholders at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

 YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:



DETERMINATION OF NET ASSET VALUE,

REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE--JULY 31, 1998

Net asset value and redemption price per share
  (Net assets divided by shares outstanding)                    $18.25
Maximum offering price per share
  (100/94.25 of net asset value per share
   which takes into account the fund's current
   maximum sales charge)                                        $19.36



 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, shareholders holding a majority of the votes entitled to be cast, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any director when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

            Investment Results and Related Statistics

 The fund's yield is 4.50% based on a 30-day (or one month) period ended July 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]

Where:  a = dividends and interest earned during the period.

   b = expenses accrued for the period (net of reimbursements).

   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

   d = the maximum offering price per share on the last day of the period.

 The fund's average annual total return for the one-, five- and ten-year periods ended on July 31, 1998 was +4.94%, +12.81% and +13.06%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on July 31, 1998 was +11.32%, +14.16% and +13.73%, respectively.

 In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

 The fund may refer to results and surveys compiled by organizations such as CDA Investment Services, Ibbotson Associates, Lipper Analytical Services and Morningstar, Inc. and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the fund set forth below were calculated as described in the fund's prospectus. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.


                       IFA vs. Various Unmanaged Indices


                                                                                Lehman           Salomon
10-Year                                       Lehman           Lehman           Brothers         Smith        Average
Period                                        Brothers         Brothers         Government/      Barney       Savings
8/1-       IFA      DJIA/1/    S&P 500/2/     Corporate/3/     Aggregate/4/     Corporate/5/     High-        Account/7/
7/31                                                                                             Grade/6/

1988 -    +241%     +458%       +443%         +154%            +140%            +140%             +178%        +62%
1998

1987 -    +212      +336        +303          +157             +139             +138              +177         +64
1997

1986 -    +181      +330        +269          +141             +126             +123              +149         +68
1996

1985 -    +197      +391        +306          +179             +160             +158              +206         +73
1995

1984 -    +241      +385        +327          +217             +193             +189              +254         +82
1994

1983 -    +254      +333        +294          +241             +218             +213              +281         +93
1993

1982 -    +351      +528        +478          +295             +251             +242              +330         +104
1992

1981 -    +298      +392        +343          +304             +269             +256              +329         +116
1991

1980 -    +293      +392        +344          +235             +217             +209              +239         +122
1990

1979 -    +317      +409        +416          +202             +201             +197              +202         +124
1989

1978 -    +267      +308        +326          +180             +178             +175              +166         +124
1988

1977 -    +283      +388        +417          +159             +164             +162              +146         +124
1987

1976 -    +265      +209        +271          +184             +181             +180              +177         +124
1986

1975 -    295       +177        +250          +161             N/A              +158              +134         +121
1985

1974 -    +270      +153        +210          +136             N/A              +136              +112         +116
1984

1973#-    +237      +147        +172          + 95             N/A              +105              + 76         +106
1983




/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lehman Brothers Government/Corporate Bond Index is comprised of all public obligations of the U.S. Treasury, all publicly issued debt of U.S. Government agencies, and corporate debt guaranteed by the U.S. Government (excluding mortgage-backed securities). It also includes all U.S. dollar denominated, SEC registered, public, non-convertible debt issued or guaranteed by foreign or international governments/agencies. Also included are all public, fixed-rate non-convertible investment grade domestic corporate debt.

/6/ The Salomon Smith Barney High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard & Poor's Corporation.

/7/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.



If you are considering IFA for an
Individual Retirement Account. . .
Here's how much you would have if you had invested $2,000 a year on August 1 of each year in IFA over the past 5 and 10 years:

5 years                                10 years
(8/1/93-7/31/98)                       (8/1/88-7/31/98)
$15,166                                $42,030



           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                              . . . and had taken all
                                                 dividends and capital
                                                 gain distributions
                                                 in shares, your
If you had                                       investment would
invested $10,000                                 have been worth
in IFA this many                                 this much at
 years ago . . .                                      7/31/98
|                                                |

Number                        Periods
of Years                      8/1  - 7/31        Value

1                             1997 - 1998           $10,494

2                             1996 - 1998           13,563

3                             1995 - 1998           15,390

4                             1994 - 1998           17,915

5                             1993 - 1998           18,274

6                             1992 - 1998           20,438

7                             1991 - 1998           24,344

8                             1990 - 1998           27,327

9                             1989 - 1998           27,641

10                            1988 - 1998           34,131

11                            1987 - 1998           34,698

12                            1986 - 1998           40,493

13                            1985 - 1998           48,552

14                            1984 - 1998           64,762

15                            1983 - 1998           68,703

16                            1982 - 1998           97,785

17                            1981 - 1998           102,938

18                            1980 - 1998           114,760

19                            1979 - 1998           122,256

20                            1978 - 1998           133,005

21                            1977 - 1998           141,205

22                            1976 - 1998           156,891

23                            1975 - 1998           203,205

24                            1974 - 1998           254,544

25                            1973#- 1998           245,553



#  From December 1, 1973


Illustration of a $10,000 investment in IFA with dividends reinvested and capital gain distributions taken in shares (for the period December 1, 1973 through July 31, 1998)


               COST OF SHARES                                       VALUE OF SHARES


Year         Annual        Dividends        Total          From           From           From           Total
Ended        Dividends     (cumulative)     Investment     Initial        Capital        Dividends      Value
July 31                                     Cost           Investment     Gains          Reinvested
                                                                          Reinvested



1974#         $  347        $  347           $10,347        $ 8,767       -               $   321        $ 9,088

1975          785           1,132            11,132         10,141        -               1,250          11,391

1976          998           2,130            12,130         12,155        -               2,596          14,751

1977          969           3,099            13,099         12,701        -               3,691          16,392

1978          1,117         4,216            14,216         12,584        -               4,820          17,404

1979          1,333         5,549            15,549         12,693        -               6,228          18,921

1980          1,463         7,012            17,012         12,490        -               7,672          20,162

1981          1,743         8,755            18,755         12,818        -               9,667          22,485

1982          2,187         10,942           20,942         12,256        -               11,408         23,664

1983          2,549         13,491           23,491         16,112        -               17,573         33,685

1984          2,896         16,387           26,387         15,254         $1,013         19,455         35,722

1985          3,365         19,752           29,752         18,236         2,637          26,804         47,677

1986          3,909         23,661           33,661         18,907         6,434          31,807         57,148

1987          4,431         28,092           38,092         19,578         9,644          37,452         66,674

1988          4,479         32,571           42,571         17,955         10,904         38,957         67,816

1989          5,338         37,909           47,909         20,609         12,515         50,578         83,702

1990          5,269         43,178           53,178         18,907         13,755         51,497         84,159

1991          6,311         49,489           59,489         19,578         14,787         60,070         94,435

1992          6,578         56,067           66,067         21,764         17,093         73,764         112,621

1993          6,995         63,062           73,062         22,592         19,653         83,771         126,016

1994          7,471         70,533           80,533         21,218         21,364         85,868         128,450

1995          8,046         78,579           88,579         23,294         24,107         102,984        150,385

1996          8,581         87,160           97,160         24,809         27,526         118,291        170,626

1997          10,075        97,235           107,235        29,024         42,085         149,477        220,586

1998          10,531        107,766          117,766        28,493         59,845         157,215        245,553


# From December 1, 1973

The dollar amount of capital gain distributions during the period was $47,736.

 EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of 133 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 Moody's supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.



The Income Fund of America Investment Portfolio July 31, 1998
                                                                                     Shares or        Market   Percent
                                                                                     Principal         Value   of Net
Equity Securities                                                                       Amount         (000)   Assets

Energy Sources - 8.73%
Atlantic Richfield Co.                                                                 6,700,000       453,925     2.05
Texaco Inc.                                                                            5,325,000       323,827     1.46
Phillips Petroleum Co.                                                                 5,828,500       257,547     1.16
Amoco Corp.                                                                            5,450,000       227,538     1.03
USX-Marathon Group                                                                     4,100,000       139,912      .63
Sun Co., Inc.                                                                          3,232,000       120,998      .55
Occidental Petroleum Corp.                                                             4,200,000        93,450      .42
Exxon Corp.                                                                            1,000,000        70,125      .32
Mobil Corp.                                                                              900,000        62,775      .28
Unocal Capital Trust $3.125 convertible preferred                                      1,040,000        54,080      .25
Ultramar Diamond Shamrock Corp.                                                        1,750,000        45,828      .21
Ashland Inc.                                                                             570,000        29,569      .13
Chevron Corp.                                                                            320,000        26,440      .12
Loews Corp. 3.125% convertible debentures 2007                                      $15,000,000         12,984      .06
CalEnergy Capital Trust II 6.25% convertible preferred 2012                              270,000        12,352      .06
                                                                                                     1,931,350     8.73

Utilities: Electric & Gas - 8.13%
MarketSpan Corp.                                                                       5,910,000       162,894      .74
Florida Progress Corp.                                                                 3,685,000       143,254      .65
DTE Energy Co.                                                                         3,350,000       134,419      .61
Wisconsin Energy Corp.                                                                 4,310,000       122,566      .55
Consolidated Edison, Inc.                                                              2,700,000       114,244      .52
Ameren Corp.                                                                           2,407,500        91,034      .41
Scottish Power PLC                                                                     7,200,000        69,764      .31
PECO Energy Co.                                                                        2,300,000        68,856      .31
SCANA Corp.                                                                            2,315,000        66,701      .30
MCN Energy Group Inc.                                                                  2,550,000        63,272      .29
BEC Energy (formerly Boston Edison Co.)                                                1,600,000        61,200      .28
Carolina Power & Light Co.                                                             1,500,000        61,031      .28
Sempra Energy                                                                          2,366,938        59,617      .27
Peoples Energy Corp.                                                                   1,585,000        55,475      .25
Entergy Corp.                                                                          2,000,000        54,750      .25
Southern Co.                                                                           2,000,000        51,000      .23
National Power PLC                                                                     4,580,000        38,732      .17
Equitable Resources, Inc.                                                              1,500,000        36,938      .17
Southern Electric PLC                                                                  3,692,307        33,576      .15
GPU, Inc.                                                                                840,400        30,044      .13
Duke Energy Corp.                                                                        500,000        28,563      .13
Consolidated Natural Gas Co.                                                             530,000        27,394      .12
New Jersey Resources Corp.                                                               750,000        25,688      .12
DQE, Inc.                                                                                730,000        25,459      .11
OGE Energy Corp.                                                                         950,000        24,759      .11
TECO Energy, Inc.                                                                        934,300        23,708      .11
AGL Resources Inc.                                                                     1,240,000        23,328      .10
Puget Sound Energy, Inc.                                                                 900,000        22,781      .10
MDU Resources Group, Inc.                                                                600,000        13,613      .06
El Paso Natural Gas Co.                                                                  380,000        12,920      .06
South Jersey Industries, Inc.                                                            500,000        12,906      .06
Citizens Utilities Trust 5.00% EPPICS convertible preferred 2036                         250,000        10,984      .05
Western Resources, Inc.                                                                  275,000        10,725      .05
DPL Inc.                                                                                 600,000        10,238      .05
WICOR, Inc.                                                                              266,400         5,711      .03
                                                                                                     1,798,144     8.13
Banking - 8.01%
First Union Corp.                                                                      9,145,100       550,992     2.49
Bankers Trust New York Corp.                                                           1,755,200       196,692      .89
SB Treasury Company LLC, Series A, 9.40% noncumulative
preferred securities, perpetual (1)                                                  134,000,000       134,399      .61
National Bank of Canada                                                                5,700,000       102,183      .46
Commonwealth Bank of Australia                                                         7,949,978        99,248      .45
Westpac Banking Corp.                                                                 14,886,411        94,143      .43
J.P. Morgan & Co. Inc.                                                                   650,000        81,900      .37
PNC Bank Corp.                                                                         1,300,000        70,119      .32
First Hawaiian Bank (2)                                                                1,900,000        62,937      .29
KeyCorp                                                                                1,800,000        61,200      .28
Banc One Corp.                                                                         1,140,700        58,960      .27
Bank of Nova Scotia                                                                    2,400,000        53,900      .24
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred (1)          50,500,000        46,965      .21
First Security Corp.                                                                   1,590,000        34,930      .16
Keystone Financial, Inc.                                                               1,000,000        33,438      .15
Bank of New York Co., Inc.                                                               500,000        32,000      .14
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred
securities, perpetual (1)                                                             19,000,000        16,530      .07
NB Capital Corp. 8.35% exchangeable depositary shares                                    520,000        13,554      .06
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative
 preferred securities, perpetual (1)                                                  13,000,000        12,060      .05
California Federal Bank, FSB 11.50% preferred                                            100,000        11,375      .05
Banco Nacional de Mexico, SA 11.00% exchangeable notes 2003 (1)                      $4,175,000          4,259      .02
                                                                                                     1,771,784     8.01

Telecommunications - 6.29%
U S WEST, Inc.                                                                         6,800,000       362,950     1.64
AT&T Corp.                                                                             4,950,000       300,094     1.36
Ameritech Corp.                                                                        3,650,800       179,574      .81
British Telecommunications PLC                                                        11,280,000       163,348      .74
Hong Kong Telecommunications Ltd.                                                     73,954,916       139,361      .63
Bell Atlantic Corp.                                                                    2,200,000        99,825      .45
Telecom Italia SpA nonconvertible savings shares                                       5,000,000        29,484      .14
Telecom Corp. of New Zealand Ltd.                                                      9,647,600        23,938      .11
NTL Inc. 7.00% convertible debentures 2008 (1)                                      $15,000,000         22,425      .10
SBC Communications Inc. 7.75% DECS exchangeable notes 2001                               463,000        21,877      .10
France Telecom, SA                                                                       260,000        17,710      .08
Koninklijke PTT Nederland NV                                                             330,000        14,472      .07
Deutsche Telekom AG                                                                      201,500         5,866      .03
NEXTEL Communications, Inc., Class A (3)                                                 111,547         2,987
NEXTEL Communications, Inc. warrants, expire 1999 (3,4)                                   51,912           124      .01
Comunicacion Celular SA, Class B, warrants, expire 2003 (1,3)                             31,000         2,108      .01
COLT Telecom Group PLC warrants, expire 2006 (1,3)                                         5,000         1,600      .01
Orion Network Systems, Inc. warrants, expire 2007 (3)                                     61,000         1,075      .00
Cellular Communications International, Inc. warrants, expire 2003 (3)                     24,500           857      .00
Iridium World Communications Ltd. warrants, expire 2005 (1,3)                              4,000           740      .00
CellNet Data Systems, Inc. warrants, expire 2007 (1,3)                                    15,450           464      .00
Allegiance Telecom, Inc. warrants, expire 2008 (1,3)                                      20,000           400      .00
ICG Holdings, Inc. warrants, expire 2005 (1,3)                                            19,800           376      .00
McCaw International, Ltd. warrants, expire 2007 (1,3)                                     31,500           118      .00
Conecel Holdings Ltd., Class B, warrants, expire 2000 (1,3,4)                             39,825            60      .00
                                                                                                     1,391,833     6.29

Insurance - 3.89%
Lincoln National Corp.                                                                 1,970,000       188,628      .85
American General Corp.                                                                 2,664,200       181,998      .82
Italy (Republic of) 5.00% PENs 2001 (exchangeable into INA SpA)                       84,000,000       156,240      .71
St. Paul Companies, Inc.                                                               2,560,000        92,640
St. Paul Capital LLC 6.00% MIPS convertible preferred                                    190,000        12,160      .48
Ohio Casualty Corp. (2)                                                                2,280,000        97,185      .44
Aetna Inc., Class C, 6.25% convertible preferred                                         886,000        60,912      .28
MediaOne Group, Inc. (formerly U S WEST, Inc.) 7.625%
 DECS exchangeable notes 1998                                                            433,300        23,073      .10
PMI Group, Inc.                                                                          303,000        20,528      .09
Mutual Risk Management Ltd. 0% convertible debentures 2015 (1)                      $22,000,000         17,930      .08
CIGNA Corp.                                                                              120,200         7,941      .04
                                                                                                       859,235     3.89

Automobiles - 3.44%
Chrysler Corp.                                                                         7,045,000       416,976     1.89
Ford Motor Co.                                                                         5,018,300       285,729     1.29
General Motors Corp.                                                                     800,000        57,850      .26
                                                                                                       760,555     3.44

Health & Personal Care - 2.45%
Glaxo Wellcome PLC                                                                     6,270,000       193,263      .87
Pharmacia & Upjohn, Inc.                                                               2,900,000       137,388      .62
Bristol-Myers Squibb Co.                                                                 815,000        92,859      .42
American Home Products Corp.                                                             800,000        41,200      .19
Eli Lilly and Co.                                                                        600,000        40,350      .18
Dura Pharmaceuticals, Inc. 3.50% convertible subordinated notes 2002                $25,000,000         21,500      .10
Sepracor Inc. 6.25% convertible subordinated debentures 2005 (1)                     $7,350,000         10,106      .05
Glycomed Inc. 7.50% convertible debentures 2003                                      $5,000,000          4,550      .02
                                                                                                       541,216     2.45

Merchandising - 2.22%
J.C. Penney Co., Inc.                                                                  6,000,000       352,125     1.59
Coles Myer Ltd.                                                                       17,400,700        65,011      .29
Thorn PLC                                                                              8,873,042        35,346      .16
PETsMart, Inc. 6.75% convertible subordinated notes 2004 (1)                        $17,500,000         21,110      .10
Staples, Inc. 4.50% convertible debentures 2000 (1)                                  $7,500,000         17,025      .08
                                                                                                       490,617     2.22

Beverages & Tobacco - 1.93%
Philip Morris Companies Inc.                                                           4,200,000       184,012      .83
RJR Nabisco Holdings Corp.                                                             3,300,000        80,644      .37
Southcorp Ltd. (formerly Southcorp Holdings Ltd.)                                     24,318,000        65,445      .30
UST Inc.                                                                               1,400,000        37,800      .17
Imperial Tobacco Ltd.                                                                  4,000,000        33,795      .15
Gallaher Group PLC                                                                     3,800,000        24,257      .11
                                                                                                       425,953     1.93

Forest Products & Paper - 1.72%
Weyerhaeuser Co.                                                                       3,200,000       134,400      .61
Union Camp Corp.                                                                       1,810,000        76,812      .35
UPM-Kymmene Corp.                                                                      2,000,000        51,043      .23
Potlatch  Corp.                                                                        1,200,000        45,825      .21
APP Finance (VI) Mauritius Ltd. 0% convertible preferred 2012                      $144,000,000         27,360      .12
Georgia-Pacific Corp., Timber Group                                                    1,200,000        26,925      .12
Stora Kopparbergs Bergslags AB, Class B                                                1,250,000        17,463      .08
                                                                                                       379,828     1.72

Business & Public Services - 1.55%
United Utilities PLC                                                                   5,240,000        76,266      .34
Thames Water PLC                                                                       2,500,000        45,713      .21
Alexander & Baldwin, Inc.                                                              1,375,000        33,988      .15
Browning-Ferris Industries, Inc.                                                         942,500        33,164      .15
Budget Group, Inc. 6.25% TIDES convertible preferred 2005 (1)                            600,000        32,700      .15
Hyder PLC                                                                              1,875,000        30,902      .14
Tenet Healthcare Corp. 6.00% exchangeable notes 2005                                $25,000,000         21,563      .10
Moore Corp. Ltd.                                                                       1,900,000        20,425      .09
Omnicom Group Inc. 4.25% convertible debentures 2007 (1)                            $11,000,000         19,360      .09
Integrated Health Services, Inc.                                                         280,000         8,680      .04
TNT Post Groep NV                                                                        330,000         7,894      .04
IKON Office Solutions, Inc. $5.04 ACES convertible preferred 1998                        200,000         5,450      .03
Nationwide Health Properties Inc., Series A, 7.677% preferred cumulative
step-up premium rate                                                                      50,000         4,786      .02
Unisource Worldwide, Inc.                                                                100,000           925      .00
                                                                                                       341,816     1.55

Chemicals - 1.49%
Dow Chemical Co.                                                                       1,604,200       145,581      .66
Imperial Chemical Industries PLC (American Depositary Receipts)                        2,050,000       107,497      .49
E.I. du Pont de Nemours and Co.                                                          500,000        31,000      .14
Witco Corp.                                                                            1,002,000        24,173      .11
DSM NV                                                                                   210,000        21,454      .09
                                                                                                       329,705     1.49

Real Estate - 1.36%
Boston Properties, Inc.                                                                2,634,600        85,131      .39
Equity Residential Properties Trust                                                    1,190,000        49,980
Equity Residential Properties Trust, Series G, 7.25% convertible preferred               545,000        12,739      .28
Prologis Trust, Series D, 7.92% preferred                                              1,080,000        26,325      .12
CarrAmerica Realty Corp.                                                                 585,000        15,759
CarrAmerica Realty Corp., Series B, 8.57% cumulative redeemable preferred                280,000         6,982      .10
Weingarten Realty Investors                                                              485,000        18,278      .08
Glenborough Realty Trust Inc., Series A, 7.75% convertible preferred 2049                800,000        17,600      .08
Duke Realty Investments, Inc., Series B, 7.99% preferred cumulative step-up premi        300,000        15,150      .07
Simon DeBartolo Group, Inc., Series C, 7.89% preferred cumulative step-up premium        300,000        14,596      .07
AMB Property Corp.                                                                       600,000        14,325      .06
Archstone Communities Trust (formerly Security Capital Pacific Trust)                    564,000        11,844      .05
IAC Capital Trust, Series A, 8.25% TOPRS preferred                                       300,000         7,406      .03
New Plan Realty Trust, Series A, 7.80% preferred cumulative step-up premium rate         112,500         5,611      .03
                                                                                                       301,726     1.36

Broadcasting & Publishing - 1.11%
Houston Industries Inc. 7.00% ACES convertible preferred 2000                          1,780,000       139,285      .63
CSC Holdings, Inc. (formerly Cablevision Systems Corp.), Series I,
$2.125 cumulative convertible exchangeable preferred                                     760,000        49,590      .23
Tele-Communications International 4.50% convertible debentures 2006                 $34,000,000         34,000      .15
MediaOne Group Inc. (formerly U S WEST Communications, Inc.),
Series D, 4.50% convertible preferred                                                    225,000        22,908      .10
                                                                                                       245,783     1.11

Electronic Components & Instruments - 0.80%
Micron Technology, Inc. 7.00% convertible subordinated notes 2004                   $50,000,000         49,125      .22
EMC Corp. 3.25% convertible subordinated notes 2002 (1)                             $18,000,000         40,590      .19
Advanced Micro Devices, Inc. 6.00% convertible subordinated notes 2005              $40,000,000         31,500      .14
Western Digital Corp. 0% convertible subordinated debentures 2018 (1)              $112,500,000         27,351      .12
National Semiconductor Corp. 6.50% convertible debentures 2002 (1)                  $15,000,000         13,575      .06
Thermo Instrument Systems Inc. 4.00% convertible subordinated debentures 2005       $10,000,000          9,500      .05
Maxtor Corp. 5.75% convertible debentures 2012                                       $7,500,000          4,875      .02
                                                                                                       176,516      .80

Industrial Components - 0.75%
Federal-Mogul Corp. 7.00% convertible preferred 2027 (1)                               1,000,000        67,875      .31
Tomkins PLC                                                                            6,750,000        34,824      .16
Tower Auto Capital Trust 6.75% convertible preferred 2018 (1)                            450,000        23,006      .10
TXI Capital Trust I 5.50% convertible preferred 2028                                     450,000        19,125      .09
BTI Capital Trust 6.50% convertible preferred 2027 (1)                                   500,000        20,000      .09
                                                                                                       164,830      .75

Financial Services - 0.55%
Household International, Inc.                                                          2,453,280       122,051      .55


Food & Household Products - 0.53%
General Mills, Inc.                                                                    1,885,000       116,752      .53


Miscellaneous Materials & Commodities - 0.49%
English China Clays PLC (2)                                                           18,224,000        55,016      .25
Crown Cork & Seal Co., Inc. 4.50% convertible preferred 2000                           1,005,000        39,069      .17
Cooper Industries, Inc. 6.00% convertible preferred DECS 1999                          1,000,000        15,000      .07
                                                                                                       109,085      .49

Leisure & Tourism - 0.35%
Host Marriott Financial Trust 6.75% QUIPS convertible preferred 2026 (1)                 600,000        30,150      .14
Premier Parks Inc. 7.50% PIES convertible preferred 2001                                 450,000        28,463      .13
AMF Bowling, Inc. 0% convertible debentures 2018 (1)                                $90,000,000         14,175      .06
Royal Caribbean Cruises Ltd., Series A, 7.25% convertible preferred                       45,000         5,276      .02
                                                                                                        78,064      .35

Metals: Nonferrous - 0.30%
Freeport-McMoRan Copper & Gold Inc., Series A, $1.75 convertible preferred             1,400,000        26,162
Freeport-McMoRan Copper & Gold Inc., Class B                                             300,000         4,444      .14
Cyprus Amax Minerals Co., Series A, $4.00 convertible preferred                          465,000        20,692      .09
Inco Ltd. 5.75% convertible debentures 2004                                         $17,250,000         15,245      .07
                                                                                                        66,543      .30

Machinery & Engineering - 0.25%
Ingersoll-Rand Co. 6.75% PRIDES convertible preferred 2049                             1,400,000        34,650      .15
Thermo Electron Corp. 4.25% convertible subordinated debentures 2003 (1)            $23,000,000         21,620      .10
                                                                                                        56,270      .25

Transportation: Rail & Road - 0.20%
Union Pacific Capital Trust 6.25% TIDES convertible preferred                            976,200        43,929      .20


Appliances & Household Durables- 0.18%
Newell Financial Trust 5.25% QUIPS convertible preferred 2027                            668,000        40,080      .18
Protection One Alarm Monitoring, Inc. warrants, expire 2005 (1,3)                         57,600           662      .00
                                                                                                        40,742      .18

Recreation & Other Consumer Products - 0.16%
Jostens, Inc.                                                                          1,580,000        35,649      .16


Transportation: Airlines - 0.15%
Qantas Airways Ltd.                                                                   22,462,027        33,978      .15


Other Industries - 0.30%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securiti        600,000        11,076
Swire Pacific Offshore Financing Ltd. 9.33% cumulative
guaranteed perpetual capital securities (1)                                              400,000         7,792      .08
Courtaulds Textiles PLC                                                                4,500,000        17,412      .08
Bethlehem Steel Corp. $3.50 convertible preferred                                        250,000        10,875      .05
Wang Laboratories, Inc., Series B, 6.50% convertible preferred depositary shares         170,000         8,500      .04
Diamond Offshore Drilling, Inc. 3.75% convertible debentures 2007                    $5,481,000          5,714      .03
Daewoo Corp. 0.50% Eurodollar convertible debentures 2007 (1)                        $5,000,000          3,650      .02
                                                                                                        65,019      .30

MISCELLANEOUS: Other equity securities in initial period of acquisition                                487,926     2.21

TOTAL EQUITY SECURITIES (cost: $10,060,003,000)                                                     13,166,899    59.54

                                                                                     Shares or         Market  Percent
                                                                                     Principal          Value  of Net
Bonds & Notes                                                                           Amount          (000)  Assets

Broadcasting, Advertising & Publishing - 3.04%
Time Warner Inc., Pass-Through Asset Trust 1997-2, 4.90% 1999 (1,5)                       10,000         9,864
Time Warner Inc., Pass-Through Asset Trust 1997-1, 6.10% 2001 (1,5)                       12,000        11,938
Time Warner Inc. 7.75% 2005                                                                9,500        10,180
Time Warner Inc. 8.18% 2007                                                               20,000        22,194
Time Warner Inc. 9.125% 2013                                                               5,000         6,034
Time Warner Inc. 7.25% 2017                                                               39,500        40,784      .46
Chancellor Radio Broadcasting Co. 9.375% 2004                                             28,000        29,400
Chancellor Radio Broadcasting Co. 8.125% 2007                                             39,500        40,092
Chancellor Radio Broadcasting Co., Series B, 8.75% 2007                                    4,500         4,680      .34
Comcast Cable Communications, Inc. 10.25% 2001                                            12,600        13,816
Comcast Cable Communications, Inc. 8.125% 2004                                             8,000         8,653
Comcast Cable Communications, Inc. 8.375% 2007                                            10,000        11,147
Comcast Cable Communications, Inc. 8.875% 2017                                            15,000        17,939      .23
CSC Holdings, Inc. (formerly Cablevision
Systems Corp.) 7.25% 2008                                                                  8,000         7,942
CSC Holdings, Inc. 8.125% 2009                                                            18,250        19,436
CSC Holdings, Inc. 9.875% 2013                                                            11,500        12,707      .18
Fox/Liberty Networks, LLC, FLN Finance, Inc. 0%/9.75% 2007 (6)                            27,250        19,484
Fox/Liberty Networks, LLC, FLN Finance, Inc. 8.875% 2007                                  16,850        17,313      .17
NTL Inc. 0%/12.75% 2005 (6)                                                               22,000        19,580
NTL Inc., Series B, 10.00% 2007                                                           10,000        10,825
NTL Inc. 0%/9.75% 2008 (1,6)                                                               5,000         3,350      .15
Falcon Holding Group, LP 0%/9.285% 2010 (1,6)                                             24,000        15,810
Falcon Holding Group, LP 8.375% 2010 (1)                                                  15,000        15,450      .14
American Radio Systems Corp. 9.75% 2005                                                    7,500         8,156
American Radio Systems Corp. 9.00% 2006                                                   17,550        18,866      .12
Hearst-Argyle Television, Inc. 7.00% 2018                                                 25,750        25,780      .12
Century Communications Corp. 8.75% 2007                                                   13,200        14,124
Century Communications Corp. 0% 2008                                                      23,250        10,986      .11
TeleWest PLC 9.625% 2006                                                                   5,000         5,375
TeleWest PLC  0%/11.00% 2007 (6)                                                          20,500        17,271      .10
American Media Operations, Inc. 11.625%  2004                                             18,250        19,801      .09
Radio One, Inc. 7.00%/12.00% 2004 (6)                                                     16,500        16,665      .08
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (6)                                         18,500        15,725      .07
News America Holdings Inc. 6.625% 2008                                                     4,500         4,477
News America Holdings Inc. 10.125% 2012                                                    5,000         5,793
News America Holdings Inc. 7.43% 2026                                                      5,000         5,290      .07
TVN Entertainment 4.00% 2008                                                              14,750        14,824      .07
Lenfest Communications, Inc. 7.625% 2008 (1)                                               2,000         2,060
Lenfest Communications, Inc. 8.25% 2008 (1)                                               10,500        11,078      .06
STC Broadcasting, Inc. 11.00% 2007                                                        11,500        12,708      .06
Newsquest Capital PLC 11.00% 2006                                                          8,700         9,831
Newsquest Capital PLC, Series B, 11.00% 2006                                               1,200         1,356      .05
TKR Cable I, Inc. 10.50% 2007                                                             10,000        10,974      .05
Adelphia Communications Corp. 8.125% 2003                                                  6,500         6,484
Adelphia Communications Corp. 10.50% 2004                                                  3,000         3,315      .04
Multicanal Participacoes SA, Series B, 12.625% 2004                                        8,750         8,838      .04
Ziff-Davis Inc. 8.50% 2008                                                                 8,250         8,415      .04
V2 Music (Holdings) PLC, Dollar Units, 0%/14.00% 2008 (1,6)                               14,750         7,818      .04
Sun Media Corp. 9.50% 2007                                                                 7,071         7,428      .03
RBS Participacoes SA 11.00% 2007 (1)                                                       6,750         6,041      .03
Young Broadcasting Inc. 11.75% 2004                                                        1,000         1,105
Young Broadcasting Inc. 10.125% 2005                                                       3,750         4,059
Young Broadcasting Inc., Series B, 8.75% 2007                                                750           788      .03
Antenna TV SA 9.00% 2007                                                                   5,250         5,289      .02
Grupo Televisa, SA 11.875% 2006                                                              750           833
Grupo Televisa, SA  0%/13.25% 2008 (6)                                                     5,000         4,075      .02
Fox Family Worldwide, Inc. 0%/10.25% 2007 (6)                                              2,000         1,320
Fox Family Worldwide, Inc. 9.25% 2007                                                      1,750         1,728      .01
Gray Communication Systems, Inc. 10.625% 2006                                              2,500         2,738      .01
Continental Cablevision, Inc. 8.50% 2001                                                   2,000         2,120      .01
                                                                                                       672,152     3.04

Telecommunications - 2.68%
NEXTEL Communications, Inc. 9.95% 2008                                                   190,000       124,925      .56
Orion Network Systems, Inc. 11.25% 2007                                                   61,000        66,795      .30
Omnipoint Corp. 8.875% 2006                                                               14,950        14,950
Omnipoint Corp. 11.625% 2006                                                              34,800        37,236      .24
WorldCom, Inc. 9.375% 2004                                                                38,154        39,994
WorldCom, Inc. 8.875% 2006                                                                 7,747         8,381      .22
Tele-Communications, Inc. 10.125% 2001                                                     5,000         5,534
TCI Communications, Inc. 8.00% 2005                                                       15,000        16,308
TCI Communications, Inc. 8.75% 2015                                                        6,500         7,728
TCI Communications, Inc. 8.75% 2023                                                        8,000         8,762
Tele-Communications, Inc. 9.25% 2023                                                       4,500         5,117      .20
Cable & Wireless Communications PLC, 6.625% 2005                                          26,500        26,628
Cable & Wireless Communications PLC, 6.75% 2008                                           10,000        10,028      .16
Qwest Communications International Inc. 0%/9.47% 2007 (6)                                 15,000        11,588
Qwest Communications International Inc. 10.875% 2007                                      12,000        13,920
QWest Communications International Inc. 0%/8.29% 2008 (6)                                 12,500         9,312      .16
SkyTel Communications Inc. (formerly Mobile Telecommunication
Technologies Corp.) 13.50% 2002                                                           19,875        23,055      .10
Spectrasite Holdings 0%/12.00% 2008 (1,6)                                                 36,000        21,600      .10
Time Warner Telecommunications 9.75% 2008                                                 20,000        20,450      .09
Viatel, Inc., Units, 11.25% 2008 (1)                                                      14,500        15,877      .07
Level 3 Communications, Inc. 9.125% 2008 (1)                                              13,000        12,805      .06
US Xchange LLC 15.00% 2008 (1)                                                            10,500        10,999      .05
IMPSAT Corp. 12.375% 2008 (1)                                                             10,000        10,225      .05
Netia Holdings BV 0%/11.25% 2007 (6)                                                      10,500         6,772
Netia Holdings BV 10.25% 2007                                                              3,625         3,426      .05
Allegiance Telecom, Inc. 0%/11.75% 2008 (6)                                               20,000        10,150      .05
CellNet Data Systems, Inc. 0%/14.00% 2007 (6)                                             18,450        10,147      .04
ICO Global Communications, Units, 15.00% 2005                                             10,000        10,000      .04
Comtel Brasileira Ltda. 10.75% 2004 (1)                                                    9,200         9,131      .04
COLT Telecom Group PLC 0%/12.00% 2006 (6)                                                  7,500         6,113      .03
Teligent, Inc. 11.50% 2007                                                                 4,500         4,579      .02
Iridium LLC, Series A, 13.00% 2005                                                         4,000         4,080      .02
PanAmSat Corp. 6.125% 2005                                                                 4,000         3,935      .02
Conecel Holdings Ltd., Series A, 14.00% 2000                                               2,950         2,861      .01
                                                                                                       593,411     2.68

Wireless Communications - 1.50%
NEXTEL Communications, Inc. 0%/9.75% 2004 (6)                                             35,500        35,589
NEXTEL Communications, Inc. 0%/10.125% 2004 (6)                                            5,000         5,063
NEXTEL Communications, Inc. 0%/9.75% 2007 (6)                                             61,500        41,205
NEXTEL Communications, Inc. 0%/10.65% 2007 (6)                                             9,000         6,188
NEXTEL Communications, Inc. 0%/12.125% 2008 (1,6)                                         33,200        19,920      .49
Comcast Cellular Corp., Series B, 9.50% 2007                                              32,500        34,206      .15
McCaw International, Ltd. 0%/13.00% 2007 (6)                                              46,850        31,155      .14
Centennial Cellular Corp. 8.875% 2001                                                     23,500        25,086
Centennial Cellular Corp. 10.125% 2005                                                     3,000         3,615      .13
Comunicacion Celular SA 0%/13.125% 2003 (6)                                               31,000        23,870      .11
Clearnet Communications 0%/14.75% 2005 (6)                                                23,000        19,838      .09
CCPR Services, Inc. 10.00% 2007                                                           18,000        17,460      .08
PageMart Wireless, Inc. 0%/11.25% 2008 (6)                                                21,500        13,545      .06
American Cellular Corp. 10.50% 2008 (1)                                                   12,500        12,687      .06
NEXTLINK Communications, Inc. 9.625% 2007                                                  4,000         4,120
NEXTLINK Communications, Inc. 9.00% 2008 (1)                                               6,250         6,281      .05
Sprint Spectrum LP, Sprint Spectrum Finance Corp. 11.00% 2006                              6,000         6,930      .03
Sygnet Wireless, Inc. 11.50% 2006                                                          5,000         5,800      .03
Price Communications Cellular Holdings, Inc. 11.25% 2008                                   5,000         5,012      .02
Pinnacle Holdings Inc. 0%/10.00% 2008 (1,6)                                                6,700         4,489      .02
Esat Telecom Group PLC 0%/12.50% 2007 (6)                                                  5,000         3,675      .02
Vanguard Cellular Systems, Inc. 9.375% 2006                                                3,000         3,210      .01
PTC International Finance BV  0%/10.75% 2007 (6)                                           4,000         2,780      .01
Geotek Communications, Inc., Series B, 0%/15.00% 2005 (6,7)                                7,220           758      .00
                                                                                                       332,482     1.50

Business & Public Services - 1.46%
Integrated Health Services, Inc. 10.25% 2006                                              16,900        17,745
Integrated Health Services, Inc., Series A, 9.50% 2007                                    28,985        29,710
Integrated Health Services, Inc., Series A, 9.25% 2008                                    36,250        36,794      .38
Columbia/HCA Healthcare Corp. 6.87% 2003                                                  10,575        10,327
Columbia/HCA Healthcare Corp. 7.15% 2004                                                   6,000         5,916
Columbia/HCA Healthcare Corp. 6.91% 2005                                                  10,750        10,295
Columbia/HCA Healthcare Corp. 8.85% 2007                                                  16,770        17,891
Columbia/HCA Healthcare Corp. 8.70% 2010                                                   9,500        10,105      .25
Paracelsus Healthcare Corp. 10.00% 2006                                                   30,100        30,551      .14
Allied Waste North America, Inc. 10.25% 2006                                              21,000        23,205      .11
Laidlaw Environmental Services, Inc. 9.25% 2008 (1)                                       22,000        22,550      .10
Waste Management, Inc. 7.00% 2005                                                          5,000         5,162
Waste Management, Inc. 7.00% 2006                                                         15,000        15,468      .09
Tenet Healthcare Corp. 8.00% 2005                                                          9,500         9,737
Tenet Healthcare Corp. 8.125% 2008 (1)                                                    10,000        10,138      .09
Katz Media Corp., Series B, 10.50% 2007                                                   15,050        16,856      .08
Mariner Health Group, Inc. 9.50% 2006                                                     12,750        13,770      .06
Protection One Alarm Monitoring, Inc. 13.625% 2005                                        11,685        13,438      .06
Federal Express Corp., pass-through certificates, Series 1994-A310,
Class A1, 7.53% 2006                                                                       9,450         9,880      .04
Omega Healthcare Investors, Inc. 6.95% 2002                                                5,000         4,995      .02
Allegiance Corp. 7.00% 2026                                                                4,000         4,064      .02
Unison HealthCare Corp. 13.00% 1999 (1,7)                                                  2,000         2,000
Unison HealthCare Corp. 13.00% 2006 (1,7)                                                  4,000         1,780      .02
Iron Mountain Inc. 8.75% 2009                                                              1,000         1,030      .00
                                                                                                       323,407     1.46

Energy Sources and Energy Equipment & Services - 1.08%
CalEnergy Co., Inc. 9.875% 2003                                                            5,000         5,334
CalEnergy Co., Inc. 0%/10.25% 2004 (6)                                                    36,300        38,621      .20
Oryx Energy Co. 9.50% 1999                                                                10,000        10,354
Oryx Energy Co. 8.00% 2003                                                                 5,345         5,615
Oryx Energy Co. 8.375% 2004                                                               12,750        13,708
Oryx Energy Co. 8.125% 2005                                                                8,500         9,012      .17
Pioneer Natural Resources Co. (formerly Parker &
Parsley Petroleum Co.) 8.25% 2007                                                          5,000         5,289
Pioneer Natural Resources Co. 7.20% 2028                                                  26,500        24,198      .13
Clark Refining & Marketing, Inc. 8.875% 2007                                              29,250        28,665      .13
J. Ray McDermott, SA 9.375% 2006                                                          18,500        20,073      .09
Forcenergy Inc 9.50% 2006                                                                 10,000        10,100
Forcenergy Inc 8.50% 2007                                                                  3,750         3,563      .06
Petro Stopping Centers, LP 10.50% 2007                                                    11,500        12,305      .06
Benton Oil and Gas Co. 9.375% 2007                                                        10,000         9,725      .04
Cross Timbers Oil Co. 8.75% 2009                                                           8,000         8,000      .04
OXYMAR 7.50% 2016 (1)                                                                      8,000         7,972      .04
Lomak Petroleum, Inc. 8.75% 2007                                                           7,000         6,913      .03
Kelley Oil & Gas Corp. 10.375% 2006                                                        6,000         6,150      .03
Newfield Exploration Co., Series B, 7.45% 2007                                             6,000         6,077      .03
Ocean Energy, Inc. 8.875% 2007                                                             3,500         3,675      .02
Petrozuata Finance, Inc., Series A, 7.63% 2009                                             3,000         3,005      .01
                                                                                                       238,354     1.08

Banking - 1.14%
MBNA Corp., MBNA Capital A, Series A, 8.278% 2026                                         10,000        10,458
MBNA Corp., MBNA Capital B, Series B, 6.519% 2027 (8)                                     32,000        31,014      .19
BNP U.S. Funding LLC, Series A, 7.738% 2049 (1)                                           32,500        32,356      .15
Riggs Capital Trust II 8.625% 2026 (1)                                                     1,500         1,630
Riggs Capital Trust II 8.875% 2027 (1)                                                    23,000        25,325
Riggs Capital Trust II 8.875% 2027                                                         2,000         2,202      .13
Capital One Capital I 7.15% 2006                                                          10,000        10,122
Capital One Capital I 7.268% 2027 (1,8)                                                   13,500        13,905      .11
Advanta Corp., Series D, 6.60% 2000                                                        4,000         3,859
Advanta Corp., Series D, 6.65% 2000                                                        5,000         4,830
Advanta Corp. 7.50% 2000                                                                   4,000         3,870
Advanta Corp. 6.91% 2002                                                                   5,000         4,545
Advanta Corp. 6.925% 2002                                                                  5,000         4,547      .10
Dime Bancorp, Inc. 10.50% 2005                                                             4,000         4,240
Dime Capital Trust I, Dime Bancorp, Inc., Series A, 9.33% 2027                            11,300        13,093      .08
Chase Capital II, Global Floating Rate Capital Securities, Series B, 6.219% 2027          15,000        14,414      .07
BT Capital Trust I 6.438% 2026 (8)                                                        12,500        12,500      .05
Washington Mutual Capital I Subordinated Capital Income Securities 8.375% 2027            10,000        10,999      .04
Ahmanson Capital Trust I Capital Securities, Series A, 8.36% 2026 (1)                      8,000         8,641      .04
HSBC Americas, Inc. 7.808% 2026 (1)                                                        8,000         8,032      .04
First Nationwide Holdings Inc. 12.50% 2003                                                 5,500         6,353      .03
Midland American Capital Corp. 12.75% 2003                                                 6,000         6,107      .03
Komercni Finance BV 9.00%/10.75% 2008 (1,6)                                                6,000         5,700      .02
First Union Corp. 6.82%/7.57% 2026 (6)                                                     5,000         5,353      .02
BCI US Funding 8.01% (1)                                                                   5,000         4,952      .02
Chevy Chase Bank, FSB 9.25% 2005                                                           4,000         4,050      .02
                                                                                                       253,097     1.14

Transportation - 0.96%
Jet Equipment Trust, Series 1994-A, Class B1, 10.91% 2006 (1)                              6,535         7,732
Jet Equipment Trust, Series 1995-B, 10.91% 2014                                            4,750         6,118
Jet Equipment Trust, Series 1995-B, Class A, 7.63% 2015 (1)                                3,737         3,988
Jet Equipment Trust, Series 1995-A, Class B, 8.64% 2015 (1)                               14,075        15,789
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (1)                                5,500         6,754
Jet Equipment Trust, Series 1995-A, Class C, 10.69% 2015 (1)                               5,000         6,459      .21
USAir, Inc., pass-through certificates, Series 1993-A1, 8.625% 1998                        8,500         8,500
USAir, Inc. 9.625% 2001                                                                    8,204         8,594
USAir, Inc., enhanced equipment notes, Class C, 8.93% 2009                                 7,517         8,459
USAir, Inc., pass-through trust, Series 1993-A3, 10.375% 2013 (5)                         17,000        19,117      .20
Continental Airlines, Inc. 9.50% 2001                                                      4,500         4,792
Continental Airlines, Inc., pass-through certificates, Series 1996-A, 6.94% 2015           8,650         8,964
Continental Airlines, Inc., pass-through certificates, Series 1996-C, 9.50% 2015          12,494        14,399      .13
Atlas Air, Inc., Pass-Through Trusts, Series 1998-1, Class A, 7.38% 2018 (1,5)            33,400        33,914      .15
Airplanes Pass Through Trust, pass-through certificates, Series 1, Class C, 8.15%         14,892        15,666      .07
United Air Lines, Inc. 9.00% 2003                                                          8,000         8,875
United Air Lines, Inc., pass-through certificates, Series 1996-A2, 7.87% 2019 (5)          5,000         5,294      .07
Teekay Shipping Corp. 8.32% 2008                                                          10,820        11,145      .05
Northwest Airlines, Inc. 7.625% 2005                                                       7,500         7,345      .03
Delta Air Lines, Inc., pass-through certificates, Series 1992-A2, 9.20% 2014 (5)           5,000         5,949      .03
MC-Cuernavaca Trust 9.25% 2001 (1,5)                                                       5,313         5,114      .02
                                                                                                       212,967      .96

Forest Products & Paper  - 0.69%
Container Corp. of America 9.75% 2003                                                     45,550        48,739
Container Corp. of America, Series A, 11.25% 2004                                         19,500        21,158      .32
Pindo Deli Finance Mauritius Ltd. 10.25% 2002                                             11,000         7,535
Pindo Deli Finance Mauritius Ltd. 10.75% 2007                                             25,025        17,079      .11
Scotia Pacific 7.11% 2015 (1)                                                             16,000        15,757      .07
Copamex Industrias, SA de CV, Series B, 11.375% 2004                                      13,450        13,551      .06
Grupo Industrial Durango, SA de CV 12.00% 2001                                             6,000         6,255
Grupo Industrial Durango, SA de CV 12.625% 2003                                            3,500         3,710      .04
Advance Agro PCL 13.00% 2007                                                               8,000         7,960      .04
Paperboard Industries International Inc. 8.375% 2007                                       5,000         5,062      .02
Norampac Inc. 9.50% 2008 (1)                                                               3,250         3,364      .02
Indah Kiat Finance Mauritius Ltd. 11.875% 2002                                               700           483
Indah Kiat Finance Mauritius Ltd. 10.00% 2007                                              3,050         2,059      .01
                                                                                                       152,712      .69

Financial Services  - 0.67%
AT&T Capital Corp. 6.60% 2005                                                             24,000        24,105      .11
Wilshire Financial Services Group Inc. 13.00% 2004                                        20,750        22,359      .10
Capital One Bank 7.25% 2003                                                               10,000        10,156
Capital One Bank 7.125% 2008                                                              10,000         9,910      .09
GS Escrow Corp. 7.125% 2005 (1)                                                           20,000        19,905      .09
AMRESCO, Inc. 9.875% 2005                                                                 17,000        17,255      .08
MBNA Corp. 6.75% 2008                                                                     12,500        12,630      .06
Wharf Capital International, Ltd. 8.875% 2004                                             10,000         9,020      .04
Ford Capital BV 10.125% 2000                                                               5,500         5,974      .03
DVI, Inc. 9.875% 2004                                                                      5,000         5,325      .03
General Electric Capital Corp. 8.875% 2009                                                 4,000         4,884      .02
ContiFinancial Corp. 8.125% 2008                                                           3,250         3,139      .01
Green Tree Financial Corp. 6.50% 2002                                                      2,635         2,597      .01
                                                                                                       147,259      .67

Real Estate  - 0.59%
SocGen Real Estate Co. LLC, Series A, 7.64%/8.40% 2049 (6)                                45,000        44,382      .20
Security Capital Pacific Trust 7.15% 2007                                                 17,500        17,389
Security Capital Pacific Trust 7.65% 2010                                                  1,000         1,055
Security Capital Pacific Trust 7.20% 2013                                                 15,000        14,633
Security Capital Pacific Trust 7.90% 2016                                                  1,000         1,032      .15
Prologis Trust (formerly Security Capital Industrial Trust) 7.05% 2006                    12,000        12,038
Prologis Trust 7.95% 2008                                                                 10,000        10,523      .10
Irvine Co., Series A, 7.46% 2006 (1,4)                                                    10,000        10,202      .05
Beverly Finance Corp. 8.36% 2004                                                           5,000         5,429      .03
EOP Operating LP 6.625% 2005                                                               5,250         5,211      .02
Shopping Center Associates 6.75% 2004 (1)                                                  5,000         4,994      .02
ERP Operating LP 7.95% 2002                                                                3,750         3,942      .02
                                                                                                       130,830      .59

Metals:  Steel & Nonferrous  - 0.47%
Kaiser Aluminum & Chemical Corp. 9.875% 2002                                               7,000         7,210
Kaiser Aluminum & Chemical Corp. 12.75% 2003                                               8,000         8,500
Kaiser Aluminum & Chemical Corp., Series B, 10.875% 2006                                  25,000        27,000      .19
Doe Run Co. 11.25% 2005                                                                   31,000        31,465      .14
Freeport-McMoRan Copper & Gold Inc. 7.50% 2006                                             9,500         7,315
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                                            16,000        12,480      .09
Inco Ltd. 9.875% 2019                                                                      6,500         6,860
Inco Ltd. 9.60% 2022                                                                       2,625         2,926      .05
                                                                                                       103,756      .47

General Retailing & Merchandising  - 0.47%
Fred Meyer, Inc. 7.375% 2005                                                              21,000        21,012
Fred Meyer, Inc. 7.45% 2008                                                               19,000        19,166      .18
Lifestyle Furnishings International Ltd. 10.875% 2006                                     21,100        24,054      .11
Boyds Collection 9.00% 2008 (1)                                                           23,500        23,617      .11
May Department Stores Co. 8.375% 2024                                                     10,000        10,908      .05
Venator Group Inc. (formerly Woolworth Corp.) 8.50% 2022                                   4,000         4,291      .02
                                                                                                       103,048      .47

Utilities: Electric & Gas  - 0.35%
Israel Electric Corp. Ltd. 7.70% 2018 (1)                                                 22,500        22,333
Israel Electric Corp. Ltd. 8.10% 2096 (1)                                                  7,500         7,298      .13
Tennessee Gas Pipeline Co. 7.625% 2037                                                    17,750        18,970      .09
Long Island Lighting Co. 7.50% 2007                                                       15,000        15,542      .07
Transener SA 9.25% 2008 (1)                                                               13,500        13,044      .06
                                                                                                        77,187      .35

Food Retailing: Food Products & Beverages  - 0.35%
Stater Bros. Holdings Inc. 11.00% 2001                                                    16,000        17,200      .08
Canandaigua Wine Co., Inc.  8.75% 2003                                                     6,250         6,422
Canandaigua Wine Co., Inc., Series C, 8.75% 2003                                           2,500         2,569      .04
Friendly Ice Cream Corp. 10.50% 2007                                                       7,750         7,905      .04
Gruma, SA de CV 7.625% 2007                                                                7,750         7,508      .03
AKI Inc. 10.50% 2008 (1)                                                                   7,000         7,070      .03
Home Products International, Inc. 9.625% 2008 (1)                                          7,000         6,965      .03
Favorite Brands International, Inc. 10.75% 2006 (1)                                        6,750         6,176      .03
Carr-Gottstein Foods Co. 12.00% 2005                                                       5,000         5,625      .03
Sparkling Spring Water Group Ltd. 11.50% 2007                                              4,000         4,140      .02
Randall's Food Markets, Inc. 9.375% 2007                                                   2,000         2,130      .01
Star Markets Co., Inc. 13.00% 2004                                                         1,500         1,699      .01
DGS International Finance Co. BV 10.00% 2007 (1)                                           1,250           987
DGS International Finance Co. BV 10.00% 2007                                                 275           217      .00
                                                                                                        76,613      .35

Leisure & Tourism  - 0.24%
FelCor Suites LP 7.375% 2004                                                              10,750        10,471
FelCor Suites LP 7.625% 2007                                                               5,000         4,879      .07
Boyd Gaming Corp. 9.25% 2003                                                               7,000         7,385      .04
Royal Caribbean Cruises Ltd. 7.00% 2007                                                    7,000         7,141      .03
Aztar Corp. 11.00% 2002                                                                    6,000         6,150      .03
HMH Properties, Inc., Series B, 8.875% 2007                                                4,500         5,118      .02
CapStar Hotel Co. 8.75% 2007                                                               4,900         5,096      .02
Mirage Resorts, Inc. 6.75% 2007                                                            5,000         4,869      .02
KSL Recreation Group, Inc. 10.25% 2007                                                     2,500         2,706      .01
                                                                                                        53,815      .24

Electronic Components  - 0.24%
Hyundai Semiconductor America, Inc. 8.25% 2004 (1)                                         6,650         5,453
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                                       20,700        16,146      .10
Flextronics International Ltd. 8.75% 2007                                                 13,000        13,097      .06
Zilog, Inc. 9.50% 2005 (1)                                                                16,000        12,480      .06
Advanced Micro Devices, Inc. 11.00% 2003                                                   5,000         5,125      .02
                                                                                                        52,301      .24

Other Industries  - 1.61%
CBS Corp. 7.15% 2005                                                                      82,000        82,090      .37
PDVSA Finance Ltd. 7.40% 2016 (1)                                                         34,000        32,301      .15
BREED Technologies Inc. 9.25% 2008 (1)                                                    29,250        28,958      .13
AMF Group Inc. 0%/12.25% 2006 (6)                                                          5,437         3,752
AMF Group Inc. 10.875% 2006                                                               17,155        16,297      .09
Reliance Industries Ltd. 8.25% 2027 (1)                                                   10,000         9,087
Reliance Industries Ltd. 10.50% 2046                                                       5,750         5,373
Reliance Industries Ltd., Series B, 10.25% 2097                                            5,000         4,545      .09
Tultex Corp. 10.625% 2005                                                                 11,750        11,691
Tultex Corp. 9.625% 2007                                                                   7,000         6,650      .08
Hutchison Whampoa Finance (CI) Ltd., Series D, 6.988% 2037 (1)                            21,000        17,958      .08
WestPoint Stevens Inc. 7.875% 2005 (1)                                                    17,000        17,340      .08
Anchor Glass Container Corp. 11.25% 2005                                                  12,750        13,674      .06
Owens-Illinois, Inc. 7.85% 2004                                                            6,000         6,247
Owens-Illinois, Inc. 8.10% 2007                                                            5,750         6,051      .06
Pan Pacific Industrial Investments PLC 0% 2007 (1)                                        33,500        11,444      .05
Texas Petrochemicals Corp. 11.125% 2006                                                    8,750         9,406      .04
Graham Packaging Co., GPC Capital Corp. I, 8.75% 2008 (1)                                  3,975         4,015
Graham Packaging Co. 0%/10.75% 2009 (1,6)                                                  8,000         5,120      .04
Unisys Corp., Series B, 12.00% 2003                                                        5,000         5,656
Unisys Corp. 11.75% 2004                                                                   2,000         2,320      .04
Consumers International Inc. 10.25% 2005                                                   7,000         7,542      .04
Printpack, Inc. 10.625% 2006                                                               7,000         7,472      .03
Tekni-Plex, Inc. 9.25% 2008                                                                7,250         7,341      .03
Philips Electronics NV 7.20% 2026                                                          6,000         6,216      .03
Jefferson Pilot Corp. 8.14% 2046 (1)                                                       5,000         5,330      .03
Innova, S de RL 12.875% 2007                                                               5,000         5,100      .02
M.D.C. Holdings, Inc. 8.375% 2008                                                          5,000         5,063      .02
Huntsman Corp. 9.031% 2007 (1,8)                                                           5,000         5,025      .02
Samsung Electronics Co., Ltd. 7.45% 2002 (1)                                               5,000         4,200      .02
Tenneco Inc. 8.075% 2002                                                                   2,000         2,115      .01
                                                                                                       355,379     1.61

Collateralized Mortgage/Asset-Backed Obligations (5) (excluding those issued by federal agencies)  - 2.08%
Collateralized Mortgage Obligation Trust, Series 63, Class Z, 9.00% 2020                  58,858        61,875      .28
Green Tree Financial Corp., pass-through certificates, Series 1994-A,
 Class NIM, 6.90% 2004                                                                     3,267         3,266
Green Tree Financial Corp., pass-through certificates, Series 1995-A,
Class NIM, 7.25% 2005                                                                      2,247         2,241
Green Tree Financial Corp., pass-through certificates, Series 1993-2,
Class B, 8.00% 2018                                                                       14,000        14,061
Green Tree Financial Corp., pass-through certificates, Series 1995-4,
Class B-2, 7.70% 2025                                                                      1,900         1,842
Green Tree Financial Corp., pass-through certificates, Series 1995-1,
Class B-2, 9.20% 2025                                                                      5,500         5,797
Green Tree Financial Corp., pass-through certificates, Series 1995-9,
 Class A-5, 6.80% 2027                                                                     4,000         4,056
Green Tree Financial Corp., pass-through certificates, Series 1996-2,
Class B-2, 7.90% 2027                                                                      3,500         3,528
Green Tree Financial Corp., Series 1996-10, Class A-6, 7.30% 2028                          3,000         3,117
Green Tree Financial Corp., pass-through certificates, Series 1998-3,
Class B-2, 8.07% 2028                                                                      5,000         5,025
Green Tree Financial Corp., pass-through certificates, Series 1998-4,
Class B-2, 8.11% 2028                                                                      6,650         6,677      .22
Gramercy, Series 1998-A, Class C, 8.95% 2002 (1)                                          35,000        34,755      .16
G3 Mortgage Reinsurance, Class B, 6.956% 2008 (1,8)                                        9,000         9,003
G3 Mortgage Reinsurance, Class A, 8.50% 2008 (1)                                          10,500        10,503
G3 Mortgage Reinsurance, Class C, 8.506% 2008 (1,8)                                       10,000         9,950      .13
Chase Commercial Mortgage Securities Corp., Series 1998-1,
Class D, 6.56% 2008                                                                       10,000         9,763
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A1, 6.34% 2030           14,845        14,938      .11
Morgan Stanley Capital I, Inc., Series 1998-WF1, Class A-1, 6.25% 2007                    12,809        12,835
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class A-1, 6.34% 2030                     9,948        10,008      .10
MBNAM, Series 98-E, Class C, 6.60% 2010 (1)                                               22,500        22,455      .10
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,
Class A-1, 6.22% 2031                                                                      4,915         4,921
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,
Class B, 6.664% 2031
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,                                10,000        10,150
Class D, 7.231% 2031                                                                       5,000         5,047      .09
First Union Lehman, Series 1998-C2, Class A1, 6.28% 2035                                  19,837        19,915      .09
Resolution Trust Corp., Series 1992-CHF, Class E, 8.25% 2020                               6,420         6,416
Resolution Trust Corp., Series 1993-C1, Class D, 9.45% 2024                                6,143         6,143
Resolution Trust Corp., Series 1993-C1, Class E, 9.50% 2024                                  646           646
Resolution Trust Corp., Series 1993-C2, Class C, 8.00% 2025                                3,000         3,000
Resolution Trust Corp., Series 1993-C2, Class D, 8.50% 2025                                2,942         2,942      .09
UCFC Acceptance Corp., home-equity loan pass-through certificates,
Series 1995-B1, Class A-3, 6.75% 2016                                                     10,965        11,035
UCFC Acceptance Corp., home-equity loan pass-through certificates,
Series 1996-D1, Class A-4, 6.776% 2016                                                     4,250         4,276      .07
SMA, Series 1998-C1, Class A1, 6.27% 2005 (1)                                             14,815        14,861      .07
Residential Reinsurance, Series 1998-A, Class A, 9.848% 1999 (1,8)                        15,000        14,850      .07
Merrill Lynch Mortgage Investors, Inc., Seller Manufactured Housing Contract, Series 1995-C2,
 Class A-1, 7.157% 2021                                                                   11,003        11,227
Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1996-C2,
 Class A-1, 6.69% 2028 (8)                                                                 2,994         3,040      .06
FIRSTPLUS Home Loan Owner Trust, Series 1996-4, Class A-3, 6.28% 2009                      4,000         4,002
FIRSTPLUS Home Loan Owner Trust, Series 1997-1, Class A-6, 6.95% 2015                     10,000        10,193      .06
DLJ Mortgage Acceptance Corp., Series 1997-CF1, Class A1A, 7.40% 2006 (1)                  6,820         7,121
DLJ Mortgage Acceptance Corp., Series 1996-CF2, Class A1A, 6.86% 2021 (1)                  5,248         5,371      .06
Mortgage Capital Funding, Inc., Series 1998-MC1, Class E, 7.06% 2030                      10,000        10,113      .05
FMAC, Series 1998-A, Class A3, 6.69% 2020                                                 10,100        10,084      .05
CSFB, Series 1998-FL1, Class E, 6.51% 2013 (1,8)                                          10,000        10,000      .05
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5, 7.25% 2024                             8,913         9,021      .04
GE Capital Mortgage Services, Inc., Series 1994-9, Class A9, 6.50% 2024                    6,437         6,151      .03
Standard Credit Card Master Trust I, credit card participation certificates,
Series 1994-2A, 7.25% 2008                                                                 5,000         5,322      .02
NEBHELP Trust, Series I, Class A, 6.68% 2016 (1)                                           5,000         5,026      .02
Metropolitan Asset, Series 1998-A, Class B1, 7.728% 2014 (1)                               4,669         4,683      .02
Grupo Financiero Banamex Accival, SA de CV 0% 2002 (1)                                     5,189         4,480      .02
SASCO, Series 1998-RF, Class 1, 8.712% 2021 (1)                                            2,415         2,592      .01
Trinity Trust, Class A1, 7.58% 1998 (1)                                                    2,084         2,069      .01
                                                                                                       460,392     2.08

Federal Agency Obligations: Mortgage Pass-Throughs 5 - 1.86%
Government National Mortgage Assn. 6.00% 2023-2028                                        17,590        17,156
Government National Mortgage Assn. 6.50% 2028                                             15,006        14,959
Government National Mortgage Assn. 6.875% 2023-2024 (8)                                   50,268        51,070
Government National Mortgage Assn. 7.00% 2008-2027                                        22,345        22,721
Government National Mortgage Assn. 7.00% 2022-2024 (8)                                    18,502        18,815
Government National Mortgage Assn. 7.375% 2022 - 2024 (8)                                  5,471         5,573
Government National Mortgage Assn. 7.50% 2017-2026                                        26,138        26,936
Government National Mortgage Assn. 8.00% 2017                                              4,146         4,336
Government National Mortgage Assn. 8.50% 2017-2027                                        23,586        24,935
Government National Mortgage Assn. 9.00% 2008-2025                                         8,542         9,151
Government National Mortgage Assn. 9.50% 2009-2021                                        11,989        12,971
Government National Mortgage Assn. 10.00% 2016-2019                                        1,008         1,109
Government National Mortgage Assn. 10.50% 2018-2019                                           99           110
Government National Mortgage Assn. 11.00% 2015                                                62            70      .95
Fannie Mae 6.00% 2013 - 2028                                                              51,665        50,798
Fannie Mae 6.169% 2028 (8)                                                                 9,329         9,375
Fannie Mae 6.50% 2013 - 2028                                                              23,873        23,830
Fannie Mae 7.00% 2028                                                                      3,000         3,042
Fannie Mae 7.50% 2007 - 2028                                                              28,585        29,350
Fannie Mae 8.00% 2009 - 2024                                                               8,152         8,478
Fannie Mae 8.50% 2014 - 2025                                                               9,414         9,830
Fannie Mae 9.00% 2008 - 2025                                                               7,466         7,934
Fannie Mae 9.50% 2022                                                                      6,780         7,280
Fannie Mae 10.00% 2005 - 2025                                                             19,312        21,109
Fannie Mae 13.00% 2015                                                                     3,268         3,923
Fannie Mae 15.00% 2028                                                                     1,302         1,639      .80
Freddie Mac 8.50% 2008 - 2020                                                             14,416        15,030
Freddie Mac 9.00% 2007 - 2021                                                              8,009         8,429
Freddie Mac 10.00% 2019                                                                      121           132
Freddie Mac 11.50% 2000                                                                        8             8      .11
                                                                                                       410,099     1.86

Federal Agency Obligations: Collateralized Mortgage Obligations 5 - 0.11%
Fannie Mae, Series 1996-4, Class ZA, 6.50% 2022                                            6,196         6,047
Fannie Mae, Series 1994-4, 6.50% 2024                                                      5,248         4,995
Fannie Mae, Series 1991-78, Class PK, 8.50% 2020                                           4,714         4,793      .07
Freddie Mac, Series 1673, Class SA, 4.994% 2024 (9)                                        6,000         4,358
Freddie Mac, Series 178, Class Z, 9.25% 2021                                               3,202         3,418      .04
                                                                                                        23,611      .11

Other Federal Agency Obligations  - 0.12%
Federal Home Loan Banks 6.16% 2004                                                        13,000        12,852
Federal Home Loan Banks 6.27% 2004                                                         6,000         5,956      .08
Freddie Mac, 6.27% 2004                                                                    5,635         5,595
Freddie Mac, 6.44% 2003                                                                    3,000         2,984      .04
                                                                                                        27,387      .12

Governments and Governmental Authorities (excluding U.S. government)  - 1.40%
Venezuela (Republic of) Eurobond 6.625% 2007 (8)                                           5,881         4,593
Venezuela (Republic of) 9.25% 2027                                                       160,000       109,040      .51
Argentina (Republic of), Series L, Eurobonds 6.625% 2005 (8)                               2,850         2,579
Argentina (Republic of) 11.00% 2006                                                       43,250        47,088
Argentina (Republic of) 11.375% 2017                                                      14,250        15,625
Argentina (Republic of) 9.75% 2027                                                        10,000         9,600      .34
United Mexican States Government Eurobonds, Series C, 0% 2003 (4)                          2,307             0
United Mexican States Government Eurobonds, Global, 11.375% 2016                          14,000        15,785
United Mexican States Government Eurobonds, Units, Series C, 6.617% 2019 (8)               1,500         1,355
United Mexican States Government Eurobonds, Global, 11.50% 2026                           18,500        21,645      .18
Panama (Republic of) Past Due Interest Eurobond 6.688% 2016 (8)                              527           412
Panama (Republic of) 8.875% 2027                                                          21,500        20,183      .09
Philippines (Republic of) 8.875% 2008                                                     17,250        16,603      .08
Poland (Republic of), Past Due Interest Bond, Bearer 4.00% 2014 (8)                       13,750        12,633      .06
Mendoza (Province of) 10.00% 2007 (1)                                                     12,250        11,515      .05
Korea (Republic of) 8.875% 2008                                                           10,000         9,397      .04
Brazil (Federal Republic of), Debt Conversion Bond, Series L,  6.688% 2012 (8)             5,750         4,162
Brazil (Federal Republic of) Bearer 8.00% 2014                                             3,771         2,886      .03
Ontario (Province of) 7.75% 2002                                                           2,500         2,648      .01
Ecuador (Republic of) Past Due Interest Bearer Bond 6.625% 2015 (8)                          500           298
Ecuador (Republic of) Past Due Interest Discount Bond 6.625% 2025 (8)                      1,556         1,093      .01
Peru (Republic of) Front-Loaded Interest Reduction Eurobond 3.25% 2017 (8)                   250           144
Peru (Republic of) Past Due Interest Eurobond 4.00% 2017 (8)                               1,250           786      .00
                                                                                                       310,070     1.40

Floating Rate Eurodollar Notes (undated) (8)  - 0.14%
Standard Chartered Bank 5.875%                                                            15,000        10,087      .04
Canadian Imperial Bank of Commerce 5.813%                                                 10,000         8,750      .04
Bank of Nova Scotia 5.813%                                                                10,000         8,713      .04
Midland Bank PLC 6.00%                                                                     5,000         4,246      .02
                                                                                                        31,796      .14

U.S. Treasury Obligations  - 3.92%
9.25% August 1998                                                                         10,000        10,010      .05
8.875% February 1999                                                                      42,000        42,748      .19
9.125% May 1999                                                                           10,000        10,273      .05
8.75% August 2000                                                                         22,500        23,875      .11
8.50% November 2000                                                                       20,000        21,262      .10
7.75% February 2001                                                                       68,000        71,538      .32
8.00% May 2001                                                                             7,000         7,440      .03
3.711% July 2002 (10)                                                                     10,165        10,066      .04
11.625% November 2002                                                                     38,000        46,627      .21
10.75% February 2003                                                                      19,500        23,482      .11
7.25% May 2004                                                                           115,500       125,047      .56
11.625% November 2004                                                                     43,500        57,230      .26
7.50% February 2005                                                                       40,000        44,162      .20
6.50% May 2005                                                                            30,000        31,580      .14
10.75% August 2005                                                                         9,000        11,657      .05
3.493% January 2007 (10)                                                                   7,115         6,959      .03
6.125% August 2007                                                                         1,465         1,520      .01
10.00% May 2010                                                                           18,000        22,314      .10
7.50% November 2016                                                                       32,000        38,065      .17
8.875% August 2017                                                                        79,500       107,387      .49
7.125% February 2023                                                                      65,250        76,332      .35
6.50% November 2026                                                                       70,000        76,836      .35
                                                                                                       866,410     3.92

TOTAL BONDS & NOTES (cost:$5,925,484,000)                                                            6,008,535

Short-Term Securities

Corporate Short-Term Notes - 10.10%
Lucent Technologies Inc. 5.48% - 5.52% due 9/11 - 9/28/98                                109,100       108,263      .49
General Motors Acceptance Corp. 5.49% - 5.52% due 8/5 - 10/22/98                          99,000        97,995      .44
Coca-Cola Co. 5.48% - 5.50% due 8/14 - 9/22/98                                            95,000        94,579      .43
Emerson Electric Co. 5.47% - 5.53% due 8/18 - 9/2/98                                      87,700        87,336      .39
E.I. du Pont de Nemours and Co. 5.48% - 5.51% due 8/25 - 10/26/98                         85,700        84,998      .38
Gillette Co. 5.46% - 5.47% due 8/31 - 10/27/98 (1)                                        85,500        84,862      .38
American Express Credit Corp. 5.50% - 5.51% due 8/26 - 9/21/98                            84,000        83,494      .38
Procter & Gamble Co. 5.48% due 8/12 - 9/3/98                                              82,000        81,738      .37
General Electric Capital Corp. 5.51% - 5.53% due 8/17 - 9/16/98                           81,400        80,906      .37
Monsanto Co. 5.49% - 5.52% due 8/24 - 11/17/98 (1)                                        81,300        80,149      .37
Xerox Corp. 5.47% - 5.50% due 8/10 - 9/4/98                                               78,700        78,478      .35
Ford Motor Credit Co. 5.49% - 5.52% due 8/31 - 10/8/98                                    79,000        78,239      .35
Motorola Inc. 5.48% - 5.50% due 8/4 - 10/22/98                                            77,700        77,444      .35
Ameritech Corp. 5.47% - 5.48% due 8/28 - 9/11/98                                          46,200        45,926
Ameritech Capital Funding Corp. 5.49% due 8/12/98 (1)                                     27,000        26,951      .33
Duke Energy Corp. 5.47% - 5.48% due 8/10 - 10/22/98                                       71,200        70,582      .32
Chrysler Financial Corp. 5.50% - 5.53% due 8/20 - 10/1/98                                 67,000        66,684      .30
National Rural Utilities Cooperative Finance Corp. 5.48% - 5.50% due 8/14 - 10/27         67,000        66,428      .30
Colgate-Palmolive Co. 5.50% - 5.52% due 9/10 - 9/29/98 (1)                                66,000        65,460      .30
CIT Group Holdings Inc. 5.48% - 5.51% due 8/6 - 8/13/98                                   60,100        60,006      .27
Associates Corp. of North America 5.50% - 5.52% due 8/19 - 8/21/98                        59,100        58,921      .27
Gannett Co., Inc. 5.48% - 5.55% due 8/3 - 8/25/98 (1)                                     57,900        57,788      .26
Chevron USA Inc. 5.49% - 5.51% due 8/17 - 9/14/98                                         57,800        57,557      .26
Commercial Credit Co. 5.50% due 8/18 - 10/15/98                                           55,900        55,514      .25
Amoco Co. 5.42% - 5.47% due 8/3 - 9/22/98                                                 55,000        54,784      .25
Atlantic Richfield Co. 5.50% - 5.51% due 8/14 - 9/3/98 (1)                                54,600        54,393      .25
A.I. Credit Corp. 5.47% - 5.51% due 8/24 - 10/5/98                                        50,900        50,588      .23
IBM Credit Corp. 5.47% due 8/7/98                                                         50,000        49,946      .23
Minnesota Mining and Manufacturing Co. 5.44% - 5.48% due 8/11 - 8/20/98                   48,800        48,677      .22
BellSouth Telecommunications, Inc. 5.49% due 8/11 - 8/26/98                               48,300        48,163      .22
International Lease Finance Corp. 5.48% - 5.52% due 8/24 - 10/23/98                       45,500        45,196      .20
H.J. Heinz Co. 5.49% - 5.54% due 8/6 - 9/9/98                                             40,300        40,147      .18
American General Finance Corp. 5.52% due 8/5/98                                           25,000        24,981
American General Corp. 5.55% due 8/18/98                                                  15,000        14,958      .18
Kimberly-Clark Corp. 5.48% due 9/29/98 (1)                                                31,900        31,608      .14
Hershey Foods Corp. 5.47% due 9/11/98                                                     20,000        19,871      .09
                                                                                                     2,233,610    10.10

Federal Agency Short-Term Obligations - 3.20%
Freddie Mac 5.37% - 5.435% due 8/4 - 10/9/98                                             393,434       390,915     1.77
Fannie Mae 5.41% - 5.45% due 9/8 - 10/30/98                                              290,400       287,670     1.30
International Bank Reconstruction and Development 5.36% due 10/20/98                      30,000        29,631      .13
                                                                                                       708,216     3.20
Certificates of Deposit - 0.23%
Mellon Financial Co. 5.57% due 9/2/98                                                     50,000        50,000      .23


TOTAL SHORT-TERM SECURITIES (cost: $2,991,931,000)                                                   2,991,826    13.53

TOTAL INVESTMENT SECURITIES (cost: $18,977,418,000)                                                 22,167,260   100.24

Excess of payables and cash over receivables                                                            54,284      .24

NET ASSETS                                                                                          22,112,976   100.00


(1) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
(2) The fund owns 6.10%, 6.79% and 5.91% of the outstanding voting securities of First Hawaiian, Ohio
 Casualty and English China Clays, respectively, and thus is considered an affiliate as defined in the
 Investment Company Act of 1940.
(3) Non-income-producing security.
(4) Valued under procedures established by the Board of Directors.
(5) Pass-through securities backed by a pool of  mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(6) Step bond; coupon rate will increase at a later date.
(7) Company is not making interest payments; bankruptcy proceedings pending.
(8) Coupon rate may change periodically.
(9) Inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.
(10) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

The Income Fund of America
Financial Statements
--------------------------------                   ---------      ---------
Statement of Assets and Liabilities                             (dollars in
at July 31, 1998                                                 thousands)
--------------------------------                   ---------      ---------
Assets:
Investment securities at market
 (cost: $18,977,418)                                            $22,167,260
Cash                                                                  5,521
Receivables for-
 Sales of investments                               $ 50,991
 Sales of fund's shares                               36,679
 Dividends and accrued interest                      153,195        240,865
                                                   ---------      ---------
                                                                 22,413,646
Liabilities:
Payables for-
 Purchases of investments                            269,719
 Repurchases of fund's shares                         17,536
 Management services                                   5,080
 Accrued expenses                                      8,335        300,670
                                                   ---------      ---------
Net Assets at July 31, 1998-
 Equivalent to $18.25 per share on
 1,211,356,826 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,600,000,000 shares)                           $22,112,976
                                                               ============


--------------------------------                   ---------      ---------
Statement of Operations                                         (dollars in
for the year ended July 31, 1998                                 thousands)
--------------------------------                   ---------      ---------
Investment Income:
Income:
 Dividends                                        $  460,595
 Interest                                            642,216   $  1,102,811
                                                   ---------
Expenses:
 Management services fee                              57,649
 Distribution expenses                                49,269
 Transfer agent fee                                    8,974
 Reports to shareholders                                 551
 Registration statement and
  prospectus                                           1,101
 Postage, stationery and supplies                      2,101
 Directors' fees                                         135
 Auditing and legal fees                                  60
 Custodian fee                                           888
 Taxes other than federal income tax                       2
 Other expenses                                          145        120,875
                                                   ---------      ---------
 Net investment income                                              981,936
                                                                  ---------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                1,220,942
 Net change in unrealized appreciation on
  investments                                                       (34,156)
                                                                  ---------
  Net realized gain and unrealized
   appreciation on investments                                    1,186,786
                                                                  ---------
Net Increase in Net Assets Resulting
 From Operations                                                 $2,168,722
                                                               ============
--------------------------------                   ---------      ---------
Statement of Changes in Net Assets                              (dollars in
                                                                 thousands)
--------------------------------                   ---------      ---------

                                                 Year ended  July 31
                                                         1998           1997
Operations:                                        ---------      ---------
Net investment income
Net realized gain on investments                 $   981,936    $   836,925
Net change in unrealized appreciation              1,220,942      1,592,597
 on investments
                                                     (34,156)     1,817,752
 Net increase in net assets                        ---------      ---------
  resulting from operations
                                                   2,168,722      4,247,274
Dividends and Distributions                        ---------      ---------
 Paid to Shareholders:
Dividends from net investment income
Distributions from net realized                     (922,159)      (857,023)
 gain on investments
                                                  (1,524,937)      (748,006)
 Total dividends and distributions                 ---------      ---------
                                                  (2,447,096)    (1,605,029)
Capital Share Transactions:                        ---------      ---------
Proceeds from shares sold:
 205,557,632 and 131,090,765
 shares, respectively
Proceeds from shares issued in                     3,777,990      2,235,951
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 122,751,251 and 83,876,277
 shares, respectively
Cost of shares repurchased:                        2,182,454      1,403,146
 129,064,287 and 112,767,826
 shares, respectively
                                                  (2,383,307)    (1,926,293)
 Net increase in net assets                        ---------      ---------
  resulting from capital share
  transactions
                                                   3,577,137      1,712,804
Total Increase in Net Assets                       ---------      ---------
                                                   3,298,763      4,355,049
Net Assets:
Beginning of year
                                                  18,814,213     14,459,164
End of year (including undistributed               ---------      ---------
 net investment income: $198,455
 and $139,013, respectively)
                                                 $22,112,976    $18,814,213
                                                 ===========    ===========



See Notes to Financial Statements

Notes to Financial Statements

1. The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1998, net unrealized appreciation on investments for federal income tax purposes aggregated $3,189,885,000, of which $3,732,617,000 related to appreciated securities and $542,732,000 related to depreciated securities. During the year ended July 31, 1998, the fund realized, on a tax basis, a net capital gain of $1,221,231,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $51,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $18,977,375,000 at July 31, 1998.

3. The fee of $57,649,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.145% of such assets in excess of $13 billion but not exceeding $21 billion; and 0.14% of such assets in excess of $21 billion; plus 2.25% of monthly gross investment income.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1998, distribution expenses under the Plan were $49,269,000. As of July 31, 1998, accrued and unpaid distribution expenses were $7,698,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,974,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $17,111,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1998, aggregate amounts deferred and earnings thereon were $487,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1998, accumulated undistributed net realized gain on investments was $1,066,672,000 and additional paid-in capital was $16,446,722,000. The fund reclassified $332,000 of currency losses from undistributed net realized gains to undistributed net investment income, $3,000 from undistributed net investment income to additional paid-in capital and $39,000 from additional paid-in capital to undistributed net realized gains for the year ended July 31, 1998.

  The fund made purchases and sales of investment securities of $7,351,142,000 and $6,157,867,000, respectively, during the year ended July 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $888,000 includes $485,000 that was paid by these credits rather than in cash.

  Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $395,000 for the year ended July 31, 1998.


Per-Share Data and Ratios

                                                  Year ended  July 31
                                                    -------   -------  -------  ------- -------
                                                        1998      1997     1996     1995    1994

                                                    -------   -------  -------  ------- -------

Net Asset Value, Beginning of Year                   $18.59    $15.89   $14.92   $13.59  $14.47
                                                    -------   -------  -------  ------- -------
 Income from Investment Operations:
  Net investment income                                 .85       .86      .87      .85     .83
  Net realized gain and change in
   unrealized appreciation on investments              1.11      3.55     1.11     1.29    (.53)
                                                    -------   -------  -------  ------- -------
   Total income From
 investment operations                                 1.96      4.41     1.98     2.14     .30
                                                    -------   -------  -------  ------- -------
 Less Distributions:
  Dividends from net investment
 income                                                (.82)     (.90)    (.83)    (.75)   (.83)
  Distributions from net
 realized gains                                       (1.48)     (.81)    (.18)    (.06)   (.35)
                                                    -------   -------  -------  ------- -------
   Total distributions                                (2.30)    (1.71)   (1.01)    (.81)  (1.18)
                                                    -------   -------  -------  ------- -------
Net Asset Value, End of Year                         $18.25    $18.59   $15.89   $14.92  $13.59
                                                    =======   =======  =======  ======= =======

Total Return*                                         11.32%    29.28%   13.46%   16.42%   1.98%


Ratios/Supplemental Data:
  Net assets, end of year (in millions)              $22,113   $18,814  $14,459  $12,290 $10,537
  Ratio of expenses to average net assets              .59%      .61%     .62%      .65%    .63%
  Ratio of net income to average net assets           4.75%     5.09%    5.56%     6.12%   5.92%
  Portfolio turnover rate                             34.68%    40.92%   37.77%   26.26%  26.42%



* Excludes maximum sales of charge of 5.75%.


Independent Auditors' Report
To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

   We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc. (the "Fund"), including the investment portfolio, as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 28, 1998


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                    Dividends and Distributions per Share



To Shareholders     Payment Date       From Net       From Net       From Net Realized
of Record                              Investment     Realized       Long-term Gains
                                       Income         Short-term
                                                      Gains

September 19, 1997   September 22, 1997   $0.20          -              -

November 17, 1997   November 18, 1997   -              $0.126         $1.354*

December 26, 1997   December 29, 1997   0.22           -              -

March 20, 1998      March 23, 1998     0.20           -              -

June 19, 1998       June 22, 1998      0.20           -              -


*INCLUDES $0.853 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%.

  Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 37% of the dividends paid by the fund from net investment income represent qualifying dividends.

  Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

  Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.